SECURITIES PURCHASE AGREEMENT

          THIS SECURITIES PURCHASE AGREEMENT, dated as of February 15, 2000 (this "Agreement"), is entered into by and between CYBERTEL, COMMUNICATIONS CORP., a Nevada corporation (the "Company"), and ADARA INVESTORS LLC, a Delaware limited liability company.

                             W I T N E S S E T H:

          WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act; and

          WHEREAS, the Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions of this Agreement for an aggregate purchase price of three million dollars ($3,000,000), (ii) three thousand (3,000) shares (the "Initial Shares") of the Company's 6% Convertible Series A Preferred Stock, stated value one thousand dollars ($1,000) per share, par value $.001 per share (the "Preferred Stock") which shall be governed by the Certificate of Designations attached hereto as Exhibit A (the "Certificate of Designations") and (ii) warrants ("Stock Purchase Warrants") to purchase two hundred twenty-five thousand (225,000) shares (the "Initial Warrants") of the Company's common stock, par value $.001 per share (the "Common Stock"); and

          WHEREAS, the Series A Preferred Stock shall be convertible into shares of the Company's Common Stock on the terms set forth in the Certificate of Designations, and the Stock Purchase Warrants (which shall be in substantially the form attached as Exhibit B) may be exercised for the purchase of Common Stock, on the terms set forth therein; and

          WHEREAS, the Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and subject to the conditions of this Agreement for an aggregate purchase price of one hundred dollars ($100), a warrant (the "Supplemental Warrant"), to purchase for an aggregate purchase price of two million dollars ($2,000,000) up to an additional two thousand (2,000) shares of Series A Preferred Stock ("Additional Shares"), and Stock Purchase Warrants to purchase up to an additional one hundred fifty thousand (150,000) shares of Common Stock ("Additional Warrants"), which Supplemental Warrant shall be in substantially the form attached as Exhibit C.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE; PURCHASE PRICE

          Purchase of Initial Shares and Warrants. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, the Initial Shares and the Initial Warrants for an aggregate purchase price of three million dollars ($3,000,000) which shall be payable on the Initial Closing Date (as defined herein) in immediately available funds.

          Purchase of Supplemental Warrant. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, the Supplemental Warrant for a purchase price of one hundred dollars ($100), which shall be payable on the Initial Closing Date in immediately available funds.

          Closings. The Initial Shares, the Initial Warrants and Supplemental Warrant to be purchased by Purchaser hereunder, in definitive form, and in such denominations as Purchaser or its representative, if any, may request upon at least twenty-four hours' prior notice to the Company, shall be delivered by or on behalf of the Company for the account of Purchaser, against payment by the Purchaser of the aggregate purchase price of three million one hundred dollars ($3,000,100) therefor by wire transfer to an account of the Company, all at the offices of Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York 10022, New York time on the date hereof, or at such other time and date as Purchaser or their representative, if any, and the Company may agree upon in writing, such date being referred to herein as the "Initial Closing Date." The Closing dates for the purchase of the Additional Shares and the Additional Warrants are as set forth in the Supplemental Warrant.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

          The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

     a. The Purchaser is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its management, to protect its own interests in connection with the transactions described in this Agreement and the related documents, and (iii) able to afford the entire loss of its investment in the Initial Shares, the Initial Warrants and the Supplemental Warrant.

     b. All subsequent offers and sales of the Initial Shares, the Initial Warrants and the Supplemental Warrant, and, if the Supplemental Warrant shall be exercised, the Additional Shares and the Additional Warrants and the Common Stock issuable upon conversion or exercise of, or in lieu of dividend payments on the Initial Shares and the Initial Warrants and, if the Supplemental Warrant is exercised, the Additional Shares and the Additional Warrants, it shall have purchased, shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

     c. The Purchaser understands that the Initial Shares, the Initial Warrants and the Supplemental Warrant are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal securities laws, and that the Company is relying upon the truth and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Initial Shares, the Initial Warrants and the Supplemental Warrant.

     d. The Purchaser: (A) has been provided with sufficient information with respect to the business of the Company and such documents relating to the Company as the Purchaser has requested and Purchaser has carefully reviewed the same including, without limitation, the Company's Form 10-QSB for the quarter ended September 30, 1999 filed with the Securities and Exchange Commission (the "Commission"), (B) has been provided with such additional information with respect to the Company and its business and financial condition as the Purchaser, or the Purchaser's agent or attorney, has requested, and (C) has had access to management of the Company and the opportunity to discuss the information provided by management of the Company and any questions that the Purchaser had with respect thereto have been answered to the full satisfaction of the Purchaser.

     e. The Purchaser has the requisite corporate power and authority to enter into this Agreement and the registration rights agreement, dated as of the date hereof, between the Company and the Purchaser (the "Registration Rights Agreement").

     f. This Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Purchaser; and such agreements, when executed and delivered by each of the Purchaser and the Company will each be a valid and binding agreement of the Purchaser, enforceable in accordance with their respective terms, except to the extent that enforcement of each such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

3.   REPRESENTATIONS OF THE COMPANY

          The Company represents and warrants to the Purchaser that:

     a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each of the Company's subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction. Each of the Company and its subsidiaries, if any, is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. Schedule 3(a) lists all subsidiaries of the Company and, except as noted therein, all of the outstanding capital stock of all such subsidiaries is owned of record and beneficially by the Company.

     b. Capitalization. On the date hereof, the authorized capital of the Company consists of (i) 20,000,000 shares of Common Stock, par value $.001 per share, of which 4,238,309 shares are issued and outstanding and (ii) 5,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding. Schedule 3(b) sets forth all of the options, warrants and convertible securities of the Company, and any other rights to acquire securities of the Company (collectively, the "Derivative Securities") which are outstanding on the date hereof, including in each case (i) the name and class of such Derivative Securities, (ii) the issue date of such Derivative Securities, (iii) the number of shares of Common Stock of the Company into which such Derivative Securities are convertible as of the date hereof, (iv) the conversion or exercise price or prices of such Derivative Securities as of the date hereof, (v) the expiration date of any conversion or exercise rights held by the owners of such Derivative Securities and (vi) any registration rights associated with such Derivative Securities or outstanding Common Stock.

     c. Concerning the Common Stock and the Warrants. The Initial Shares, the Initial Warrants, and if the Supplemental Warrant shall be exercised, the Additional Shares and the Additional Warrants and Common Stock issuable upon
(i) conversion of, or in lieu of dividend payments on, the Initial Shares, and upon exercise of the Initial Warrants, and (ii) if the Supplemental Warrant is exercised, conversion of, or in lieu of dividend payments on, the Additional Shares, and upon exercise of the Additional Warrants when issued, shall be duly and validly issued, fully paid and non-assessable, will not be subject to preemptive rights and will not subject the holder thereof to personal liability by reason of being such a holder. There are currently no preemptive rights of any stockholder of the Company, as such, to acquire the Initial Shares, the Initial Warrants or the Supplemental Warrant, or the Common Stock issuable to the Purchaser pursuant to the terms of the Initial Shares, the Initial Warrants, and, if the Supplemental Warrant is exercised, the Additional Shares and the Additional Warrant.

     d.   Reporting Company Status.  The Common Stock is registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has duly filed all materials and documents required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act, if any, prior to the offer and sale of the Securities (as defined below). The Common Stock is listed and traded on the OTC Bulletin Board, and the Company is not aware of any pending or contemplated action or proceeding of any kind to suspend the trading of the Common Stock.

     e. Authorized Shares. The Company has available a sufficient number of authorized and unissued shares of Common Stock as may be necessary to effect (i) the conversion of the Initial Shares and the exercise of the Initial Warrants, and (ii) if the Supplemental Warrant is exercised, the conversion of the Additional Shares and the exercise of the Additional Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon the
(i) conversion of the Initial Shares and the exercise of the Initial Warrants, and (ii) if the Supplemental Warrant is exercised, the conversion of the Additional Shares and the exercise of the Additional Warrants. The Company further acknowledges that its obligation to issue shares of Common Stock upon
(i) conversion of the Initial Shares and upon exercise of the Initial Warrants, and (ii) if the Supplemental Warrant is exercised, the conversion of the Additional Shares and the exercise of the Additional Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. Section 101 et seq.(the
"Bankruptcy Code"). In the event the Company becomes a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the conversion of the Preferred Shares. The Company agrees, without cost or expense to the Purchaser, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. 362.

     f. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement, and to issue and deliver the Initial Shares, the Initial Warrants, the Supplemental Warrant and the Common Stock issuable upon conversion of, or in lieu of dividend payments on, (i) the Initial Shares and the exercise of the Initial Warrants, and (ii) if the Supplemental Warrant is exercised, the conversion of the Additional Shares and the Additional Warrants.

     g. Transaction Agreements. This Agreement, the Registration Rights Agreement, the Certificate of Designations, the Supplemental Warrant and the Stock Purchase Warrants (collectively, the "Primary Documents"), and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and the other Primary Documents, when executed and delivered by the Company, will each be, a legal, valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

     h. Non-contravention. The execution and delivery of this Agreement and each of the other Primary Documents, and the consummation by the Company of the transactions contemplated by this Agreement and each of the other Primary Documents, does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they or any of their properties or assets are bound, or any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or United States or foreign federal or state regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company, its subsidiaries, or any of their properties or assets. Except as set forth on Schedule 3(h), neither the filing of the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement nor the offering or sale of the Initial Shares, the Initial Warrants or the Supplemental Warrant as contemplated by this Agreement and if the Supplemental Warrant is exercised, the Additional Warrants and Additional Shares, and the shares of Common Stock into which all such securities may be converted or exercised, as applicable, gives rise to any rights, other than those which have been waived or satisfied on or prior to the Initial Closing Date, for or relating to the registration of any shares of the Common Stock.

     i. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of this Agreement and the other Primary Documents.

     j. SEC Filings. None of the reports or documents filed by the Company with the Commission (the "SEC Documents") contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     k. Stabilization. Neither the Company, nor any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock.

     l. Absence of Certain Changes. Except as disclosed in the Company's SEC Documents, since October 15, 1999, there has been no material adverse change nor any material adverse development in the business, properties, operations, financial condition, prospects, outstanding securities or results of operations of the Company.

     m. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser (i) that could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or the earnings, business affairs, properties or assets of the Company or (ii) that could reasonably be expected to materially and adversely affect the ability of the Company to perform the obligations set forth in the Primary Documents. The representations and warranties of the Company set forth in this Agreement (and the schedules thereto) do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading

     n. Title to Properties; Liens and Encumbrances. The Company has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject only to mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges created in the ordinary course of business.

     o. Patents and Other Proprietary Rights. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business as now conducted and as proposed to be conducted, and such business does not and would not conflict with or constitute an infringement on the rights of others.

     p. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would materially and adversely affect the business or financial condition of the Company. The Company is not in default in any respect under any of such franchises, permits, licenses or similar authority.

     q. Absence of Litigation. Except as disclosed in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents.

     r. No Default. Each of the Company and its subsidiaries is not in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

     s. Transactions with Affiliates. Except as disclosed in the Company's public filings with the Commission, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors or affiliates that, had they existed on October 15, 1999, would have been required to be disclosed in the Company's Form 10-SB.

     t. Employment Matters. The Company is in compliance in all respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     u. Insurance. The Company maintains property and casualty, general liability, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy covering the Company or any of its Subsidiaries presently in force.
     v. Taxes. All applicable tax returns required to be filed by the Company and each of its subsidiaries have been prepared and filed in compliance with all applicable laws, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, its subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or its subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole.

     w. Foreign Corrupt Practices Act. Neither the Company nor any of its directors, officers or other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person.

     x. Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     y. Investment Company Act. The Company is not conducting, and will not conduct, its business in a manner which would cause it to become, an "investment company," as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

     z. Agent Fees. Other than (i) the cash payments of five percent (5%) of the aggregate purchase price of (x) the Initial Shares and Initial Warrants purchased by the Purchaser on the Initial Closing Date and (y) upon exercise of the Conditional Warrant, the Additional Shares and Additional Warrants and
(ii) the issuance of twenty thousand (20,000) Stock Purchase Warrants on the Initial Closing Date payable to Tony Gentile, the Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the offer and sale of the transactions contemplated by this Agreement.

     aa. Private Offering. Subject to the accuracy of the Purchaser's representations and warranties set forth in Section 2 hereof, (i) the offer, sale and issuance of the Initial Shares, the Initial Warrants and the Supplemental Warrant, (ii) the issuance of Common Stock in lieu of dividend payments on the Initial Shares, and if the Supplemental Warrant is exercised, the Additional Warrants, (iii) if the Supplemental Warrant is exercised, the issuance of the Additional Shares and the Additional Warrants, and (iv) the conversion and/or exercise of such securities into shares of Common Stock, each as contemplated by the Primary Documents are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Preferred Stock, the Stock Purchase Warrants or the Supplemental Warrant, or any similar securities for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such securities subject to the registration requirements of the Securities Act. The Company has not offered or sold the Preferred Stock, the Stock Purchase Warrants or the Supplemental Warrant by any form of general solicitation or general advertising, as such terms are used in Rule 502(c) under the Securities Act.

     bb. Year 2000 Processing. The computer systems used by the Company and its subsidiaries (the "Systems"), both hardware and software, are in good working order. The Company has taken steps that are reasonable to ensure that the occurrence of the year 2000 does not materially and adversely affect the Systems of the Company, its subsidiaries, or their business, and no material expenditures are required in order to cause such Systems to operate properly as a result of the change of the year 1999 to 2000. The Company and its subsidiaries have resolved all issues discovered as a result of year 2000 inquires or compliance testing or otherwise known to the Company.

     cc. Environmental Matters. Neither the Company and its subsidiaries, nor any predecessor in interest nor, to the Company's knowledge, after due inquiry, any other person has ever caused or permitted any Hazardous Material (as defined below) to be released, treated or disposed of on, at, under or within any real property owned, leased or operated by the Company and its subsidiaries or any predecessor in interest, and no such real property has ever been used (either by the Company and its subsidiaries, any predecessor in interest or, to the Company's knowledge, after due inquiry, by any other person) as a treatment, storage or disposal site for any Hazardous Material. The Company has no liabilities with respect to Hazardous Materials, and to the knowledge of the Company, after due inquiry, no facts or circumstances exist which could give rise to liabilities with respect to Hazardous Materials, which could have any reasonable likelihood of having a material adverse effect on the Company. For purposes of this Agreement "Hazardous Materials" shall mean (a) any pollutants or contaminations, (b) any asbestos or insulation or other material composed of or containing asbestos and (c) any petroleum product and any hazardous, toxic or dangerous waste, substance or material defined as such in, or for purposes of, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or (d) any other applicable federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree concerning the protection of human health or the environment or otherwise regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

     dd. Intellectual Property. Except as set forth in the SEC Documents, to the best of the Company's knowledge, each of the Company and its subsidiaries owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are described in the SEC Documents; except as set forth in the SEC Documents, the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business of the Company and its subsidiaries, taken as a whole, as presently conducted; and, except as set forth in the SEC Documents, the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with the asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, or business of the Company and its subsidiaries, taken as a whole, as presently conducted.

4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS


     a. Transfer Restrictions. The Purchaser acknowledges that, except as provided in the Registration Rights Agreement, (1) neither (i) the Initial Shares, the Initial Warrants, the Supplemental Warrant or the Common Stock issuable upon conversion of, or in lieu of dividend payments on, the Initial Shares or upon exercise of the Initial Warrants, nor (ii) if the Supplemental Warrant is exercised, the Additional Shares, the Additional Warrants or the Common Stock issuable upon conversion of, or in lieu of dividend payments on, the Additional Shares or upon exercise of the Additional Warrants, have been, or are being, registered under the Securities Act, and such securities may not be transferred unless (A) subsequently registered thereunder or (B) they are transferred pursuant to an exemption from such registration; and (2) any sale of (i) the Initial Shares, the Initial Warrants, the Supplemental Warrant or the Common Stock issuable upon conversion or exchange thereof (collectively, the "Initial Securities") or (ii) if the Supplemental Warrant is exercised, the Additional Shares, the Additional Warrants or the Common Stock issuable upon conversion or exchange thereof, (the "Additional Securities" and, collectively with the Initial Securities, the "Securities") made in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms of said Rule. The provisions of Section 4(a) and 4(b) hereof, together with the rights of the Purchaser under this Agreement and the other Primary Documents, shall be binding upon any subsequent transferee of the Preferred Stock and the Stock Purchase Warrants.

     b. Restrictive Legend. The Purchaser acknowledges and agrees that, until such time as the Securities shall have been registered under the Securities Act or the Purchaser demonstrates to the reasonable satisfaction of the Company and its counsel that such registration shall no longer be required, such Securities may be subject to a stop-transfer order placed against the transfer of such Securities, and such Securities shall bear a restrictive legend in substantially the following form:

          THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

     c. Filings. The Company undertakes and agrees that it will make all required filings in connection with the sale of the Securities to the Purchaser as required by United States laws and regulations, or by any domestic securities exchange or trading market, and if applicable, the filing of a notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Purchaser promptly after such filing or filings.

     d. Reporting Status. So long as the Purchaser beneficially owns any of the Securities or any shares of Common Stock issuable upon conversion thereof (collectively with the Securities, the "Collective Securities"), the Company shall timely file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     e. State Securities Filings. The Company shall from time to time promptly take such action as the Purchaser or any of its representatives, if applicable, may reasonably request to qualify the Collective Securities for offering and sale under the securities laws (other than United States federal securities laws) of the jurisdictions in the United States as shall be so identified to the Company, and to comply with such laws so as to permit the continuance of sales therein, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction.

     f. Use of Proceeds. The Company will use all of the net proceeds from the issuance of the Collective Securities to retire the outstanding five hundred thousand dollar ($500,000) bridge loan of the Company payable to Capital Growth Resources and the balance for working capital.

     g. Reservation of Common Stock. The Company will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the Initial Shares and the exercise of the Initial Warrants, if the Supplemental Warrant is exercised, for the conversion of the Additional Shares and the exercise of the Additional Warrants. The Company will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is no less than the sum of (i) two (2) times the sum of (x) maximum number of shares of Common Stock that could be issuable upon the conversion of the Initial Shares and (y) the maximum number that could be issuable upon conversion of the Additional Shares and (ii) the sum of the number of shares of Common Stock issuable upon exercise in full of the Initial Warrants and the Additional Warrant, in each case without regard to whether the Supplemental Warrant shall have been exercised.

     h. Sales of Additional Shares. The Company shall not, directly or indirectly, without the prior written consent of the Purchaser, offer, sell, offer to sell, contract to sell or otherwise dispose of any shares of its capital stock or any security or other instrument convertible into or exchangeable for shares of Common Stock, in each case for a period of two-hundred and seventy (270) days after the later of (A) the Initial Closing Date, (B) any Supplemental Closing Date (as defined in the Supplemental Warrant) or (C) the date on which a registration statement relating to Common Stock issuable upon conversion of any of the Initial Shares, the Initial Warrants, the Additional Shares, or the Additional Warrants is declared effective by the Securities and Exchange Commission (the "Lock-Up Period"), except that the Company (i) may issue securities for the aggregate consideration of at least ten million dollars ($10,000,000) in connection with a bona fide, firm commitment, underwritten public offering under the Securities Act; (ii) may issue shares of Common Stock which are issued in connection with a bona fide transaction involving the acquisition of another business entity or segment of any such entity by the Company by merger, asset, purchase, stock purchase or otherwise; (iii) may issue Common Stock in connection with a stock split, stock dividend or similar recapitalization of the Company which affects all holders of the Company's Common Stock on an equivalent basis, in each case, without the prior written consent of the Purchaser and (iv) may issue up to one million (1,000,000) shares of Common Stock at an aggregate price of at least eight dollars ($8.00) per share pursuant to that Confidential Private Placement Memorandum of the Company, dated February 9, 2000 (the "PPM Offering"). In addition, the Company agrees that it will not cause any shares of its capital stock that are issued in connection with a transaction of the type contemplated by clause (ii) (or upon the conversion or exercise of other securities that are issued in connection with such transaction) or that were issued in connection with financing, acquisition or other transaction that occurred prior or subsequent to the date of this Agreement, including, the PPM Offering, to be covered by a registration statement that is filed with the Commission or declared effective by the Commission until the later to occur of (A) the expiration of the Lock-Up Period or (B) the registration statement filed by the Company pursuant to its obligations under the Registration Rights Agreement has been effective under the Securities Act for a period of at least two hundred seventy (270) days, during which two hundred seventy (270) day period the Company shall not have notified the Purchaser that such registration statement or the prospectus included in such registration statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding anything herein to the contrary, the Company may register the fifty thousand (50,000) shares of Common Stock, described on Schedule 4(h) attached hereto, on the registration statement which the Company shall file pursuant to its obligations under the Registration Rights Agreement, provided, however, that in the event that the Commission challenges the inclusion of such shares, the Company shall remove them from such registration statement.

     i. Right of First Refusal. Subject to Section 4(i), if during the eighteen (18) month period following the date hereof the Company shall desire to sell, offer to sell, contract to sell or otherwise dispose of any securities or any security or other instrument convertible into or exchangeable for shares of Common Stock (collectively, the "Offered Securities") to a prospective investor (the "Prospective Investor"), the Company shall notify (the "Offer Notice") the Purchaser in accordance with
Section 10 hereof of the terms (the "Third Party Terms") on which the Company proposes to sell, contract to sell or otherwise dispose of the Offered Securities to the Prospective Investor. If, within the five (5) day period following the Purchaser's receipt of the Offer Notice, the Purchaser delivers a written notice (the "Acceptance Notice") to the Company stating its desire to purchase all or any portion of the Offered Securities on the Third Party Terms, the Company shall be required to sell the Offered Securities (or any portion thereof so desired by the Purchaser) to the Purchaser at the price and on the terms set forth in the Offer Notice and the Company shall not be permitted to sell such Offered Securities to the Prospective Investor. If the Purchaser does not deliver an Acceptance Notice to the Company in such five
(5) day period, then for a period of sixty (60) days following the date of the Offer Notice the Company may sell the Offered Securities to the Prospective Investor on the terms set forth in the Offer Notice.

     j. Additional Registration Statements. At any time during the period beginning on the date hereof and ending on the first date that follows a period of one hundred eighty (180) consecutive days following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement) during which there has been no Blackout Event (as defined in the Registration Rights Agreement) relating to such Registration Statement, the Company agrees that it will not cause any registration statement (other than the Registration Statement) to be declared effective by the Commission.


     k. Stockholder Approval. If required in accordance with Nasdaq Rule 4310 or 4460, the Company agrees to use its best efforts (including obtaining any vote of its stockholders required by applicable law or Nasdaq rules) to authorize and approve the issuance of the Common Stock issuable upon conversion of the Initial Shares, the Additional Shares and upon exercise of the Initial Warrants and the Additional Warrants, to the extent that such conversion or issuance results in the issuance of 20% or more of the Company's outstanding Common Stock; provided, however, that the failure to obtain any such stockholder approval shall not limit any of Purchaser's rights hereunder or pursuant to any Primary Document.

     l. Ownership. At no time shall the Purchaser (including its officers, directors and affiliates) maintain in the aggregate beneficial ownership (as defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended) of shares of Common Stock in excess of 9.99% of the Company's outstanding Common Stock unless the Purchaser gives the Company at least sixty-one (61) days notice that it intends to increase its ownership percentage.

     m. Return of Certificates on Conversion and Stock Purchase Warrants on Exercise. (i) Upon any conversion by Purchaser of less than all of the Shares of Preferred Stock pursuant to the terms of the Certificate of Designations, the Company shall issue and deliver to Purchaser within three
(3) days of the Series A Preferred Stock Conversion Date (as defined in the Certificate of Designations), a new certificate or certificates for, as applicable, the total number of shares of Preferred Stock, in each case, which Purchaser has not yet elected to convert (with the number of and denomination of such new certificate(s) designated by Purchaser).

          (ii) Upon any partial exercise by Purchaser of Stock Purchase Warrants, the Company shall issue and deliver to Purchaser within three (3) days of the date on which such Stock Purchase Warrants are exercised, a new Stock Purchase Warrant or Stock Purchase Warrants representing the number of adjusted Shares covered thereby, in accordance with the terms thereof.

     n. Replacement Certificates and Stock Purchase Warrants. (i) The certificate(s) representing the shares of Preferred Stock, held by Purchaser shall be exchangeable, at the option of Purchaser, at any time and from time to time at the office of Company, for certificates with different denominations representing, as applicable, an equal aggregate number of shares of Preferred Stock, as requested by Purchaser upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

          (ii) The Stock Purchase Warrants will be exchangeable, at the option of Purchaser, at any time and from time to time at the office of the Company, for other Stock Purchase Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable under such Stock Purchase Warrants. No service charge will be made for such transfer or exchange.

     o. Bankruptcy Waiver. In the event the Company becomes a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of
(i) the conversion of the Initial Shares and the exercise of the Initial Warrants, and (ii) if the Supplemental Warrant is exercised, the conversion of the Additional Shares and the exercise of the Additional Warrants. At the direction of Purchaser, the Company agrees, without cost or expense to the Purchaser, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

5.   TRANSFER AGENT INSTRUCTIONS

     a. The Company warrants that no instruction, other than the instructions referred to in this Section 5 and stop transfer instructions to give effect to Sections 4(a) and 4(b) hereof prior to the registration and sale under the Securities Act of the Common Stock issuable upon conversion of the Initial Shares, the Additional Shares or the shares of Common Stock issuable upon exercise of the Initial Warrants or the Additional Warrants, will be given by the Company to the transfer agent and that the shares of Common Stock issuable upon (i) conversion of, or in lieu of dividend payments on, the Initial Shares or upon exercise of the Initial Warrants, (ii) if the Supplemental Warrant is exercised, the conversion of, or in lieu of dividend payments on the Additional Shares or upon exercise of the Additional Warrants, shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable law. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Collective Securities. If the Purchaser provides the Company with an opinion of counsel that registration of a resale by the Purchaser of any of the Collective Securities in accordance with clause
(1)(B) of Section 4(a) of this Agreement is not required under the Securities Act, the Company shall permit the transfer of the Collective Securities and, in the case of the Common Stock, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such names and in such denominations as specified by the Purchaser.

     b. Purchaser shall exercise its right to (i) convert the Initial Shares or to exercise the Initial Warrants or (ii) if the Supplemental Warrant is exercised, to convert the Additional Shares or to exercise the Additional Warrants, by faxing an executed and completed Notice of Conversion or Form of Election to Purchase, as applicable, to the Company, and delivering within five (5) business days thereafter, the original Notice of Conversion (and the related certificates representing the shares of Preferred Stock, as applicable) or Form of Election to Purchase (and the related original Stock Purchase Warrants) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion or Form of Election to Purchase is faxed in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates representing the Common Stock issuable upon conversion of any shares of Preferred Stock or upon exercise of any Stock Purchase Warrants (together with the shares of Preferred Stock not so converted or the Stock Purchase Warrants not so exercised) to the Purchaser via express courier as soon as practicable, but in all events no later than five (5) business days after the Conversion Date relating to shares of Preferred Stock or Stock Purchase Warrants (each such delivery date, together with the Dividend Delivery Date referred to in paragraph c below, is referred to herein as a "Delivery Date"). For purposes of this Agreement, any conversion of the Initial Shares, the Additional Shares or the exercise of the Initial Warrants or the Additional Warrants shall be deemed to have been made immediately prior to the close of business on the Conversion Date.

     c. The Company will transmit the certificates representing the Common Stock issuable in lieu of dividends payable on any shares of Preferred Stock to the Purchaser via express courier as soon as practicable, but in all events no later than five (5) business days after the dividend payment date applicable to which such Common Stock is delivered (the "Dividend Delivery Date").

     d. In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of, or in lieu of dividends on, the Initial Shares, the Additional Shares or upon the exercise of the Initial Warrants or the Additional Warrants, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of the Purchaser, who shall have previously instructed the Purchaser's prime broker to confirm such request to the Company's transfer agent, the Company shall cause its transfer agent to electronically transmit such Common Stock to the Purchaser by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system no later than the applicable Delivery Date.

     e. The Company understands that a delay in the issuance of Common Stock beyond the applicable Delivery Date could result in an economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay to the Purchaser for late issuance of Common Stock upon conversion of, or in lieu of dividend payments on, the Initial Shares or the Additional Shares or upon exercise of the Initial Warrants or the Additional Warrants,the sum of three thousand dollars ($3,000) per day for each (i) one hundred thousand dollars ($100,000) of aggregate Stated Value (as defined in the Certificate of Designations) amount of Initial Shares or Additional Shares that are being converted, or (ii) twenty-five thousand (25,000) shares of Common Stock purchased upon the exercise of Initial Warrants or Additional Warrants. The Company shall pay any payments that are payable to the Purchaser pursuant to this Section 5 in immediately available funds upon demand. Nothing herein shall limit the Purchaser's right to pursue actual damages for the Company's failure to so issue and deliver Common Stock to the Purchaser. Furthermore, in addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of such Common Stock within five (5) business days after the relevant Delivery Date, the Purchaser will be entitled to revoke the relevant Notice of Conversion or Form of Election to Purchase by delivering a notice to such effect to the Company, whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion or Form of Election to Purchase. For purposes of this Section 5, "business day" shall mean any day in which the financial markets of New York are officially open for the conduct of business therein.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE THE INITIAL SHARES, THE INITIAL WARRANTS AND THE SUPPLEMENTAL WARRANT.

The Purchaser understands that the Company's obligation to issue the Initial Shares, the Initial Warrants and the Supplemental Warrant on the Initial Closing Date to the Purchaser pursuant to this Agreement is conditioned upon:

     a. The accuracy on the Initial Closing Date of the representations and warranties of the Purchaser contained in this Agreement as if made on the Initial Closing Date and the performance by the Purchaser on or before the Initial Closing Date of all covenants and agreements of the Purchaser required to be performed on or before the Initial Closing Date.

     b. The absence or inapplicability of any and all laws, rules or regulations prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

7. CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE THE INITIAL SHARES, THE INITIAL WARRANTS AND THE SUPPLEMENTAL WARRANT

          The Company understands that the Purchaser's obligation to purchase the Initial Shares, the Initial Warrants and the Supplemental Warrant on the Initial Closing Date is conditioned upon:

     a. The Certificate of Designations shall have been filed with the Secretary of State of the State of Nevada, and a copy thereof certified by such Secretary of State shall have been delivered to the Purchaser.

     b. The accuracy on the Initial Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Initial Closing Date, and the performance by the Company on or before the Initial Closing Date of all covenants and agreements of the Company required to be performed on or before the Initial Closing Date.

     c. On the Initial Closing Date, the Purchaser shall have received an opinion of counsel for the Company, dated the Initial Closing Date, in substantially the form as attached in Exhibit E.

     d. The Company shall have executed and delivered to the Purchaser (i) a signed counterpart to the Registration Rights Agreement, (ii) the Initial Shares, (iii) the Initial Warrants and (iv) the Supplemental Warrant.

     e. On the Initial Closing Date, the Purchaser shall have received a certificate executed by the President or the Chairman of the Company and by the Chief Financial Officer of the Company, stating that all of the representations and warranties of the Company set forth in this Agreement are accurate as of the Initial Closing Date and that the Company has performed all of its covenants and agreements required to be performed under this Agreement on or before the Initial Closing Date.

     f. On the Initial Closing Date, the Purchaser shall have received from the Company such other certificates and documents as it or its representatives, if applicable, shall reasonably request, and all proceedings taken by the Company in connection with the Primary Documents contemplated by this Agreement and the other Primary Documents and all documents and papers relating to such Primary Documents shall be satisfactory to the Purchaser.

     g. On or prior to the Initial Closing Date, there shall not have occurred any of the following: (i) a suspension or material limitation in the trading of securities generally on the New York Stock Exchange, NASDAQ or the NASDAQ Bulletin Board; (ii) a general moratorium on commercial banking activities in New York declared by the applicable banking authorities;
(iii) the outbreak or escalation of hostilities involving the United States, or the declaration by the United States of a national emergency or war; or
(iv) a change in international, political, financial or economic conditions, if the effect of any such event, in the judgment of the Purchaser, makes it impracticable or inadvisable to proceed with the purchase of the Initial Securities on the terms and in the manner contemplated in this Agreement and in the other Primary Documents.

     h. The Company shall have delivered to the Purchaser reimbursement of the Purchaser's out-of-pocket costs and expenses incurred in connection with the transactions contemplated by this Agreement (including fees and disbursements of the Purchaser's legal counsel).

     i. The Company shall have delivered a waiver from Capital Growth Resources in connection with the transactions described in this Agreement and all of the exhibits hereto.

8.   EXPENSES

          The Company covenants and agrees with the Purchaser that the Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Purchaser and the Purchaser's counsel in connection with the issuance of the Collective Securities payable on the Initial Closing Date up to a maximum of twenty-five thousand dollars ($25,000), (b) all expenses in connection with registration or qualification of the Collective Securities for offering and sale under state securities laws as provided in Section 4(f) hereof, and (c) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8, including the fees and disbursements of the Company's counsel, accountants and other professional advisors, if any. If the Company fails to satisfy its obligations or to satisfy any condition set forth in this Agreement, as a result of which the Collective Securities are not delivered to the Purchaser on the terms and conditions set forth herein, the Company shall reimburse the Purchaser for any out-of-pocket expenses reasonably incurred in making preparations for the purchase, sale and delivery of the Collective Securities not so delivered.

9.   GOVERNING LAW; MISCELLANEOUS

          This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to principles of conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.
This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Initial Shares, the Initial Warrants, the Supplemental Warrant, and, if the Supplemental Warrant shall be exercised, the Additional Shares and the Additional Warrants. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

10.  NOTICES

          Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

COMPANY:            Cybertel, Communications Corp.
                    4275 Executive Square, Suite #510
                    La Jolla, California  92037
                    Attention:  Richard D. Mangiarelli
                    Tel:  (800) 645-5557
                    Fax: (858) 646-7414

                    With a copy to:

                    Leonard W. Burningham, Esq.
                    455 East 500 South, Suite #205
                    Salt Lake City, Utah  84111
                    Tel:  (801)  363-7411
                    Fax: (801)  355-7126

PURCHASER:          ADARA Investors LLC
                    WEC Asset Management LLC
                    110 Colabaugh Pond Road
                    Croton-on-Hudson, New York  10520
                    Attention:  Daniel J. Saks
                    Tel:  (914) 271-2211
                    Fax: (914) 271-0889
                    With a copy to:

                    Pryor Cashman Sherman & Flynn LLP
                    410 Park Avenue, 10th Floor
                    New York, New York  10022
                    Attention:  Mark Saks, Esq.
                    Tel:  (212) 326-0140
                    Fax:  (212) 326-0806
 11. SURVIVAL

          The agreements, covenants representations and warranties of the Company and the Purchaser shall survive the execution and delivery of this Agreement and the delivery of the Securities hereunder.

12. INDEMNIFICATION

          The Company agrees to indemnify the Purchaser and each officer, director, employee, agent, partner, stockholder, member and affiliate of the Purchaser (collectively, the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against: (i) any and all damages, losses, claims (including, without limitation, claims by brokers, finders or agents other than Tony Gentile regarding a breach of Section 2(y)) and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred in connection with any of the following: (a) any misrepresentation or any breach of any warranty made by the Company herein or in any of the other Primary Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Company herein or in any of the other Primary Documents and (c) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Company in connection with the sale or issuance of the Initial Shares, Additional Shares, Initial Warrants, Additional Warrants or Supplemental Warrant by the Company to the Purchaser (collectively, the "Indemnified Liabilities"). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

       [Remainder of page intentionally blank, signature page follows]


          IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by each of the undersigned.


                                CYBERTEL, COMMUNICATIONS CORP.

                                By: /s/ Richard D. Mangiarelli
                                   -----------------------------
                                   Name: Richard D. Mangiarelli
                                   Title:   President



                                ADARA Investors LLC
                                By:  WEC Asset Management LLC, Manager

                                By: /s/ Daniel J. Saks
                                   -----------------------------
                                   Name:   Daniel J. Saks
                                   Title:     Managing Director






                                EXHIBIT INDEX

EXHIBIT A                          FORM OF CERTIFICATE OF DESIGNATIONS



EXHIBIT B                          FORM OF STOCK PURCHASE WARRANT



EXHIBIT C                          FORM OF SUPPLEMENTAL WARRANT



EXHIBIT D                          FORM OF REGISTRATION RIGHTS AGREEMENT


EXHIBIT E                          OPINION OF COUNSEL



                                SCHEDULE INDEX

SCHEDULE 3(a)                      LIST OF SUBSIDIARIES

SCHEDULE 3(b)                      CAPITALIZATION, DERIVATIVE
                                   SECURITIES AND REGISTRATION RIGHTS

SCHEDULE 3(h)                      NON-CONTRAVENTION

SCHEDULE 4(i)                      ADDITIONAL SHARES TO BE INCLUDED ON
                                   REGISTRATION STATEMENT
                                   SCHEDULE 3(a)



                                 SUBSIDIARIES



Telenomics, Inc.
California Corporation
41689 Enterprise Circle North, Suite #228
Temecula, California  92590


Like Dat Music, Inc.
California Corporation
4275 Executive Square, Suite #510
La Jolla, California  92037

                                                             SCHEDULE 3(b)


                    CAPITALIZATION, DERIVATIVE SECURITIES
                          AND REGISTRATIONS RIGHTS



Warrants:
An aggregate total of 145,000 warrants (assuming all shares offered by the Private Offering Memorandum distributed by Capital Growth Resources, Inc. ("Capital Growth Resources") hereby are sold within a 90 day period, otherwise 125,000 warrants, if the offering is completed in excess of 90 days) to Capital Growth Resources to purchase an aggregate total of 145,000 shares at $0.01 per share for a period of 12 months from the date of issuance, which should be the date on which this Offering is closed. These warrants do not carry registration rights.

Options:
A grant of a 1,000,000 share non-qualified option to Richard G. Mangiarelli, Cybertel's President, on January 3, 2000, to acquire 1,000,000 shares at an exercise price of $5.00 per share, fully vested and expiring five years from the date of the grant. These options do not carry registration rights.

Registration Rights:
Registration rights respecting the 50,000 shares of common stock issued to or for the benefit of Capital Growth Resources in connection with a $500,000 Bridge Loan Offering on or about November 11, 1999, which was placed by Capital Growth Resources, Cybertel's Placement Agent on this offering, and for which Capital Growth Resources received 50,000 shares of Cybertel "restricted securities". Some of these shares were conveyed to Capital Growth Resources sales personnel and other employees of Capital Growth Resources.

                                                             SCHEDULE 3(h)


                              NON-CONTRAVENTION

None

                                                             SCHEDULE 4(h)


ADDITIONAL SHARES TO BE INCLUDED ON REGISTRATION STATEMENT

Registration rights respecting the 50,000 shares of common stock issued to or for the benefit of Capital Growth Resources, Inc. ("Capital Growth Resources") in connection with a $500,000 Bridge Loan Offering on or about November 11, 1999, which was placed by Capital Growth Resources, Cybertel's Placement Agent on this offering, and for which Capital Growth Resources received 50,000 shares of Cybertel "restricted securities". Some of these shares were conveyed to Capital Growth Resources sales personnel and other employees of Capital Growth Resources.

                                                                  EXHIBIT A
                       CERTIFICATE OF DESIGNATIONS OF
                  SERIES A 6% CONVERTIBLE PREFERRED STOCK OF
                       CYBERTEL, COMMUNICATIONS CORP.

                  Pursuant to Section 78.1955 of the General
                   Corporation Law of the State of Nevada

          The undersigned, Richard D. Mangiarelli and Paul J. Mills, hereby certify that:

          I. They are the duly elected and acting President and Secretary, respectively, of CYBERTEL, COMMUNICATIONS CORP., a Nevada corporation (the "Corporation").

          II. The Certificate of Incorporation of the Corporation authorizes five million (5,000,000) shares of preferred stock, $0.001 par value per share.

          III. The following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation (the "Board of Directors") on February 10, 2000 pursuant to the Articles of Incorporation of the Corporation and in accordance with the provisions of the General Corporation Law of the State of Nevada.

RESOLUTIONS

          WHEREAS, the Board of Directors is authorized to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish and issue one or more series of preferred stock with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and with such qualifications, limitations or restrictions thereon as the Board of Directors may determine.

          WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to designate a new series of preferred stock, set the number of shares constituting such series and fix the rights, preferences, privileges and restrictions of such series.

          NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby designates a new series of preferred stock and the number of shares constituting such series and fixes the rights, preferences, privileges and restrictions relating to such series as follows:

          A. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Series A 6% Convertible Preferred Stock (the "Series A Preferred Stock"), and the number of shares so designated shall be five thousand (5,000) (which shall not be subject to increase or decrease). Each share of Series A Preferred Stock shall have a par value of $0.001 per share and a stated value (the "Stated Value") of the Liquidation Preference (as hereinafter defined in Section C(1)).

          B.   Dividends.

               (1) Holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at a rate equal to 6% (the "Dividend Rate") of the Liquidation Preference per share per annum (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), and no more, payable in accordance with the provisions of this Certificate of Designations.

               (2) At the election of the Corporation, each dividend on Series A Preferred Stock shall be paid either in shares of Common Stock of the Corporation, $.001 par value per share ("Common Stock") or in cash on the Delivery Date (as defined in Subsection G(2)(a) of this Certificate of Designations) with respect to any shares of Series A Preferred Stock which are the subject of a Notice of Conversion (as defined in Subsection G(2) of this Certificate of Designations). Dividends paid in shares of Common Stock shall be paid (based on an assumed value of $1,000 per share) in full shares only, with a cash payment equal to the value of any fractional shares. Each dividend paid in cash shall be mailed to the holders of record of the Series A Preferred Stock as their names and addresses appear on the share register of the Corporation or at the office of the transfer agent on the corresponding dividend payment date. Holders of Series A Preferred Stock will receive written notification from the Corporation or the transfer agent if a dividend is paid in kind, which notification will specify the number of shares of Common Stock paid as a dividend and the recipient's aggregate holdings of Common Stock as of that dividend payment date and after giving effect to the dividend. All holders of shares of Common Stock issued as dividends shall be entitled to all of the rights and benefits relating to shares of Common Stock as set forth in the Corporation's Articles of Incorporation, as amended, and By-laws.

               (3)  Holders of the Series A Preferred Stock shall be
entitled to payment of any dividends in preference and priority to any payment of any cash dividend on Common Stock or any other class or series of capital stock of the Corporation. Dividends on the Series A Preferred Stock shall accrue with respect to each share of the Series A Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Series A Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Common Stock or other class or series of capital stock ranking junior to the Series A Preferred Stock (such stock being collectively referred to herein as the "Junior Stock") and before any purchase or acquisition of any Junior Stock
is made by the Corporation.  At the earlier of:   (1) the redemption or
conversion of the Series A Preferred Stock or (2) the liquidation of the Corporation, any accrued but undeclared dividends shall be paid to the holders of record of outstanding shares of the Series A Preferred Stock in accordance with the provisions of this Certificate of Designations. No accumulation of dividends on the Series A Preferred Stock shall bear interest.

          C.        Liquidation, Dissolution or Winding Up.

               (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of the Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to one thousand dollars ($1,000) per share of Series A Preferred Stock (the "Liquidation Preference") plus any accrued but unpaid dividends (whether or not declared). If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of the Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (2) After the payment of all preferential amounts required to be paid to the holders of the Series A Preferred Stock upon the dissolution, liquidation, or winding up of the Corporation, all of the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed ratably among the holders of the Series A Preferred Stock and the Junior Stock, with each share of Series A Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock, including fractions of a share, into which such share of Series A Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution.

          D.        Voting.

               (1)  Each holder of outstanding shares of Series A
Preferred Stock shall be entitled, at each meeting of stockholders of the Corporation (and with respect to written consents of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration, to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Subsection I hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent. Except as provided by law, and by the provisions of Section K below, holders of Series A Preferred Stock shall vote together with the holders Common Stock as a single class.

               (2) The holders of the Series A Preferred Stock shall not be entitled to any rights of cumulative voting with respect to their shares.

          E. Other Securities. Subject to any limitations contained in this Certificate of Designations, the Corporation's Articles of Incorporation and/or the Primary Documents (as defined in the Securities Purchase Agreement, dated as of the Original Closing Date (as defined therein), hereinafter the "Securities Purchase Agreement"), the Board of Directors of the Corporation reserves the right to establish additional classes and/or series of capital stock of the Corporation and to designate the preferences, limitations and relative rights of any such classes and/or series; provided, however, that no such class and/or series may have preferences, limitations and relative rights which are superior to or senior to the preferences, limitations and relative rights granted to the holders of the Series A Preferred Stock.

          F. Capital Reorganization. If the Corporation shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, declare a dividend payable in Common Stock, or in case of any capital reorganization or reclassification of the shares of Common Stock of the Corporation, the number of shares of the Series A Preferred Stock and the Stated Value of the Series A Preferred Stock shall be adjusted appropriately to allow the holders of the Series A Preferred Stock, as nearly as reasonably possible, to maintain (i) the aggregate Stated Value of the Series A Preferred Stock and (ii) their pro rata interest in the Corporation and in the Common Stock upon conversion of the Series A Preferred Stock, that each holder had prior to any such subdivision, combination, stock dividend, reorganization or reclassification.

          G.        Conversion.

               (1) The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Series A Preferred Stock Conversion Rights"):

                    (a) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000, plus the amount of any accrued and unpaid dividends the Corporation elects to pay in Common Stock, by the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall be the lower of (i) 110% of the average Closing Bid Price of the shares of Common Stock for the five (5) trading days immediately preceding the Initial Closing Date (as defined in the Securities Purchase Agreement) or (ii) 80% of the average of the three lowest Closing Bid Prices of the shares of Common Stock for the twenty-five (25) trading days immediately preceding the Series A Preferred Stock Conversion Date (as hereinafter defined). For purposes of these Articles of Amendment, the term "Closing Bid Price" means, for any security as of any date, the closing bid price on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, L.P. ("Bloomberg") or, if applicable, the closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price of the Common Stock can not be calculated on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as determined by the holders of a majority of the outstanding shares of Series A Preferred Stock being converted for which the calculation of the Closing Bid Price is required in order to determine the Conversion Price of such shares. "Trading day" shall mean any day on which the Corporation's Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded. If, during any period following the Initial Closing Date, as a result of the occurrence of any of the events set forth in Section 3(f) or 3(g) of the Registration Rights Agreement, dated as of the Initial Closing Date, by and between the Corporation and the Purchaser set forth therein (the "Registration Rights Agreement"), the Purchasers set forth therein are not able to sell shares of Common Stock issuable upon conversion of, or in lieu of dividends on, shares of Series A Preferred Stock pursuant to a registration statement filed pursuant to such agreement, the holders of shares of Series A Preferred Stock shall have the right, for any purpose during such period and thereafter, to designate as the Conversion Price any Conversion Price that would have been applicable during such period had such Series A Preferred Stock shareholder delivered a Notice of Conversion with respect to any such Series A Preferred Stock.

                    (b) In the event that the Corporation's stock is listed on the Nasdaq SmallCap or National Market, at any time that the number of shares of Common Stock issued (A) upon conversion of the Series A Preferred Stock and (B) in lieu of dividend payments on the Series A Preferred Stock, shall equal twenty percent (20%) or more of the Corporation's outstanding Common Stock (a "Common Stock Redemption Event"), the Corporation shall (x) redeem, at a price per share equal to the sum of (i) one hundred twenty percent (120%) of the Stated Value per share and (ii) all accrued but unpaid dividends on such shares of Series A Preferred Stock, all of the outstanding Series A Preferred Stock or
     (y) call a special meeting of its stockholders for the purpose of approving the transactions contemplated by the Securities Purchase Agreement, including the issuance of the Series A Preferred Stock on the terms set forth therein, together with any other approvals that shall be required so as to cause the transactions contemplated by the Securities Purchase Agreement to remain in compliance with the Rules and Regulations of The Nasdaq Stock Market (including Rules 4300 and 4310 of Nasdaq's Non-Qualitative Designation Criteria in connection with conversions of Series A Preferred Stock; such approvals are referred to herein as the "Required Approvals"). The Corporation shall determine within five (5) business days following the receipt of a Notice of Conversion which of such actions it shall take, and shall promptly furnish notice to each of the holders of Series A Preferred Stock as to such determination, including, if applicable, a notice of redemption.
     In no event shall the Corporation issue shares of Common Stock upon conversion of, or in lieu of dividend payments on, the Series A Preferred Stock, after the occurrence of a Common Stock Redemption Event until the Required Approvals, if any, are obtained.

                    (c) If the Corporation elects to call a special meeting of its stockholders pursuant to Subsection G(1)(b) of this Certificate of Designations to obtain the Required Approvals, the Corporation shall use its best efforts to obtain such Required Approvals within thirty (30) days of the Initial Closing Date (such thirty (30) day period is referred to herein as an "Approval Period"). If the Corporation does not obtain the Required Approvals within the Approval Period and the Corporation receives a Notice of Conversion after the termination of the Approval Period, the Corporation must redeem, in accordance with this Subsection G of this Certificate of Designations, any shares of Series A Preferred Stock outstanding after the Corporation has issued in excess of 847,662 shares of Common Stock in connection with conversions of the Series A Preferred Stock.

                    (d) If the Corporation elects, pursuant to this Subsection G, to redeem the Series A Preferred Stock on the occurrence of a Common Stock Redemption Event, it shall redeem such Series A Preferred Stock at the price determined in accordance with Subsection G(1)(b) of this Certificate of Designations. If the Corporation shall have elected, pursuant to this Subsection G(1), to obtain the Required Approvals but shall not have done so by the later of the occurrence of the Common Stock Redemption Event or the expiration of the Approval Period, it shall furnish a redemption notice to the Purchaser within three (3) business days after the expiration of the Approval Period.

               (2) The Series A Preferred Stock Conversion Rights shall be exercised as follows:

                    (a) The Corporation will permit each holder of Series A Preferred Stock to exercise its right to convert the Series A Preferred Stock by faxing an executed and completed notice of conversion (the "Notice of Conversion") to the Corporation, and delivering within three (3) business days thereafter, the original Notice of Conversion (and the certificates representing the related shares of Series A Preferred Stock) to the Corporation by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion is faxed in accordance with the provisions hereof shall be deemed a "Series A Preferred Stock Conversion Date." The Corporation will transmit the certificates representing the Common Stock issuable upon conversion of the Series A Preferred Stock (together with certificates representing the related shares of Series A Preferred Stock not so converted and, if applicable, a check representing any fraction of a share not converted) to such holder via express courier as soon as practicable, but in all events no later than (the "Delivery Date") three (3) business days after the Series A Preferred Stock Conversion Date. For purposes of this Certificate of Designations, such conversion of the Series A Preferred Stock shall be deemed to have been made immediately prior to the close of business on the Series A Preferred Stock Conversion Date.

                    (b) In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of the Series A Preferred Stock, provided that the Corporation's transfer agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer program, on the written request of a holder of Series A Preferred Stock who shall have previously instructed such holder's prime broker to confirm such request to the Corporation's transfer agent, the Corporation shall use its best efforts to cause its transfer agent to electronically transmit such Common Stock to such holder by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission system no later than the applicable Delivery Date.

                    (c) The Corporation will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the Series A Preferred Stock. The Corporation will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is no less than the sum of (i) two (2) times the number that would then actually be issuable upon the conversion of five thousand (5,000) shares of Series A Preferred Stock and (ii) the exercise of the Initial Warrants and the Additional Warrants (each as defined in the Securities Purchase Agreement). Before taking any action which would cause an adjustment reducing the Conversion Price below the established par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel or in the opinion of counsel to holders of the Series A Preferred Stock, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

               (3) In the event of a liquidation of the Corporation, the Series A Preferred Stock Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of the Series A Preferred Stock.

               (4) If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities.

               (5) At no time shall any holder of the Series A Preferred Stock convert such amount of Series A Preferred Stock as shall result in such Purchaser's ownership, after such conversion, exceeding 9.99% of the Corporation's outstanding Common Stock.

               (6) No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of fractional shares, the Corporation shall pay cash equal to such fraction multiplied by the then effective and applicable Conversion Price.

               (7) The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Certificate of Designations by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designations and in the taking of all such action as may be necessary or appropriate in order to protect the Series A Preferred Stock Conversion Rights of the holders of the Series A Preferred Stock against impairment.

               (8) In the event (a) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation, (b) that the Corporation subdivides or combines its outstanding shares of Common Stock, (c) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), (d) of any consolidation or merger of the Corporation into or with another corporation, (e) of the sale of all or substantially all of the assets of the Corporation, or (f) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation, then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to each holder of the Series A Preferred Stock at their last address as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (i) below or twenty (20) days before the date specified in (ii) below, a notice stating

                         (i)  the record date of such dividend,
     distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                         (ii) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

          H. Sinking Fund. There shall be no sinking fund for the payment of dividends, or liquidation preferences on the Series A Preferred Stock or the redemption of any shares thereof.

          I. Redemption Events. In case one or more of the following events, each a redemption event, shall have occurred:

                    (a) If the Corporation fails to have a registration statement effective within one hundred fifty (150) days of the date of the Stock Purchase Agreement, at the option of the Purchaser; or

                    (b) failure to deliver the shares of Common Stock required to be delivered upon conversion of the shares of Series A Preferred Stock in the manner and at the time required by Section 5 of the Securities Purchase Agreement; or

                    (c) failure of the Corporation to have authorized the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock or exercise of the Stock Purchase Warrants (as defined in the Securities Purchase Agreement), including conversion of any shares of Series A Preferred Stock or exercise of any Stock Purchase Warrants, issuable upon conversion of the Supplemental Warrant (as defined in the Securities Purchase Agreement); or

                    (d) failure on the part of the Corporation to duly observe or perform any of the provisions of this Certificate of Designations or any of its other covenants or agreements contained in the Securities Purchase Agreement, or to cure any material breach in a material representation or covenant contained in the Securities Purchase Agreement or the Registration Rights Agreement for a period of ten (10) days after the date on which written notice of such failure or breach requiring the same to be remedied has been given by a registered holder of shares of Series A Preferred Stock to the Corporation; or

                    (e) a decree or order by a court having jurisdiction has been entered adjudging the Corporation (or any Material Subsidiary) a bankrupt or insolvent, or approving a petition seeking reorganization of the Corporation (or any Material Subsidiary) under any applicable bankruptcy law and such decree or order has continued undischarged or unstayed for a period of sixty (60) days; or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Corporation (or any Material Subsidiary) or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, has been entered, and has remained in force undischarged or unstayed for a period of sixty (60) days; or

                    (f) the Corporation (or any Material Subsidiary) institutes proceedings to be adjudicated a voluntary bankrupt, or consents to the filing of a bankruptcy proceeding against it, or files a petition or answer or consent seeking reorganization under applicable law, or consents to the filing of any such petition or to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or if the Corporation (or any Material Subsidiary) shall suffer any writ of attachment or execution or any similar process to be issued or levied against it or any significant part of its property which is not released, stayed, bonded or vacated within sixty (60) days after its issue or levy; or if the Corporation (or any Material Subsidiary) takes corporate action in furtherance of any of the aforesaid purposes or conditions; or

                    (g) If any default shall occur under any indenture, mortgage, agreement, instrument or commitment evidencing or under which there is at the time outstanding any indebtedness of the Corporation (or a Material Subsidiary, as hereinafter defined), in excess of $50,000, or which results in such indebtedness, in an aggregate amount (with other defaulted indebtedness) in excess of $50,000 becoming due and payable prior to its due date and if such indenture or instrument so requires, the holder or holders thereof (or a trustee on their behalf) shall have declared such indebtedness due and payable; or

          (h) If any of the Corporation or its subsidiaries shall default in the observance or performance of any material term or provision of a material agreement to which it is a party or by which it is bound, and such default is not waived or cured within the applicable grace period; or

          (i) If a final judgment which, either alone or together with other outstanding final judgments against the Corporation and its subsidiaries, exceeds an aggregate of $50,000 shall be rendered against the Corporation (or any Material Subsidiary) and such judgment shall have continued undischarged or unstayed for thirty (30) days after entry thereof; or

                    (j) If there shall occur a Change in Control of the Corporation (as defined below). Nothing in this subsection shall limit the right of a holder of Series A Preferred Stock to convert their shares of Series A Preferred Stock on or prior to such Change in Control. For purposes hereof, a "Change in Control" shall be deemed to have occurred if (A) any person or group (as defined for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall have become the beneficial owner or owners of more than 50% of the outstanding voting stock of the Corporation; (B) there shall have occurred a merger or consolidation in which the Corporation or an affiliate of the Corporation is not the survivor or in which holders of the Common Stock of the Corporation shall have become entitled to receive cash, securities of the Corporation other than voting common stock or securities of any other person; (C) at any time persons constituting the Existing Board of Directors cease for any reason whatsoever to constitute at least a majority of the members of the Board of Directors of the Corporation; or (D) there shall have occurred a sale of all or substantially all the assets of the Corporation. For purposes hereof, the term "Existing Board of Directors" shall mean the persons constituting the Board of Directors of the Corporation on the date hereof, together with each new director whose election, or nomination for election by the Corporation's stockholders is approved by a vote of the majority of the members of the Existing Board of Directors who are in office immediately prior to the election or nomination of such director.

                    then, and in each and every such case, so long as such redemption event has not been remedied, the holders of not less than fifty-one percent (51%) of the shares of Series A Preferred Stock then outstanding, by notice in writing to the Corporation (the date of such notice the "Redemption Notice Date"), may demand that the Corporation redeem, and the Corporation shall redeem, each share of Series A Preferred Stock then outstanding at a price per share equal to one hundred twenty-five percent (125%) of the sum of (x) the Stated Value and (y) the aggregate accrued and unpaid dividends on such Redemption Notice Date

          For purposes of this Section I "Material Subsidiary" means any subsidiary with respect to which the Corporation has directly or indirectly invested, loaned, advanced or guaranteed the obligations of, an aggregate amount exceeding fifteen percent (15% ) of the Corporation's gross assets, or the Corporation's proportionate share of the assets or net income of which (based on the subsidiary's most recent financial statements) exceed fifteen percent (15%) of the Corporation's gross assets or net income, respectively, or the gross revenues of which exceed fifteen percent (15%) of the gross revenues of the Corporation based upon the most recent financial statements of such subsidiary and the Corporation.

          J. Amendment. This Certificate of Designations constitutes an agreement between the Corporation and the holders of the Series A Preferred Stock. The Corporation shall not amend this Certificate of Designations or alter or repeal the preferences, rights, powers or other terms of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

          K.   Redemption by the Corporation.

     (a) If the Closing Bid Price of the Common Stock of the Company is less than eight dollars ($8.00) per share, the Corporation shall be permitted to redeem for cash or immediately available funds, to the extent permitted under law and provisions of senior and subordinated debt agreements of the Corporation, at any time and from time to time, any or all of the shares of Series A Preferred Stock then outstanding at a price per share equal to the Redemption Price on the date of redemption for which the holder of such Series A Preferred Stock has not delivered Notice of Conversion to the Corporation. Any redemption by the Corporation of less than all shares of Series A Preferred Stock than outstanding shall be pro rata among the holders of the shares of Series A Preferred Stock based upon the number of shares held by each such holder.

     (b) In connection with any redemption of shares pursuant to this Section K, the Corporation shall give at least fifteen (15) days but not more than thirty (30) days' prior written notice of such redemption (a "Redemption Notice"), by hand delivery, by registered or certified mail or nationally recognized overnight delivery service (with charges prepaid) or sent via telecopier (if within a reasonable period of time a permanent copy is given by any of the methods described above), to all holders of record of Series A Preferred Stock, as applicable, such notice to be addressed to each holder at its address as it appears on the stock transfer books of the Corporation and to specify the redemption date (the "Redemption Date") and the Redemption Price and to state that the holders must surrender the certificates for their shares of Series A Preferred Stock on or after the Redemption Date in order to receive payment of the Redemption Price. Notwithstanding anything herein contained to the contrary, all shares of Series A Preferred Stock may be converted, including shares of Series A Preferred Stock subject to a Redemption Notice given pursuant to this Section K, during the period from the date of such Redemption Notice through the Redemption Date. On the Redemption Date the Corporation shall pay the aggregate Redemption Price in cash or immediately available funds to such shareholder for the shares of Series A Preferred Stock being redeemed. In the event the shareholders of such Series A Preferred Stock do not receive such aggregate Redemption Price on the Redemption Date, the Corporation shall pay interest on any unpaid amount payable at a rate of ten percent (10%) per month. From and after the Redemption Date, except as set forth below, any holder of shares of Series A Preferred Stock that has been redeemed who has not duly surrendered its Series A Preferred Stock to be redeemed shall cease to be entitled to any rights except the right to receive payment of the Redemption Price. Anything herein contained to the contrary notwithstanding, in the event and to extent that the Corporation cannot or does not make or tender full payment therefor, such shares shall continue to be outstanding, to the extent permitted under law and provisions of senior and subordinated debt agreements of the Corporation, and entitled to all rights and benefits as holders of Series A Preferred Stock until full payment is made or tendered therefor as aforesaid. Shares of Series A Preferred Stock which have been redeemed may not be reissued by the Corporation as shares of such series.

     (c) For purposed of this Section K, "Redemption Price" shall mean an amount per share equal to the sum of (x) one hundred twenty percent (120%) of the Stated Value per share and (y) all accrued but unpaid dividends on such shares of Series A Preferred Stock.



       [Remainder of page intentionally blank, signature page follows]


          IN WITNESS WHEREOF, the Corporation., has caused its corporate seal to be hereunto affixed and this certificate to be signed by Richard D. Mangiarelli, its President, and attested by Paul J. Mills, its Secretary, this 11th day of February, 2000.

                              CYBERTEL, COMMUNICATIONS CORP.

                              By:/s/ Richard D. Mangiarelli
                                 ------------------------------
                                Name: Richard D. Mangiarelli
                                Title:   President
Attest:

By: /s/ Paul J. Mills
    -----------------------------
      Name: Paul J. Mills
      Title:   Secretary

                                                                  EXHIBIT B


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS OR THE PROVISIONS OF THIS WARRANT.

                    No. of Shares of Common Stock:     225,000

                                      WARRANT

                            To Purchase Common Stock of

                          CYBERTEL, COMMUNICATIONS CORP.

          THIS IS TO CERTIFY THAT ADARA Investors LLC, a Delaware limited liability company, or its registered assigns, is entitled, at any time from the Warrant Issuance Date (as hereinafter defined) to the Expiration Date (as hereinafter defined), to purchase from Cybertel, Communications Corp., a Nevada corporation (the "Company"), two hundred twenty-five thousand (225,000) shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price per share equal to sixteen dollars and eighty six cents ($16.86) (subject to any adjustments made to such amount pursuant to Section 4 hereto) on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS

          As used in this Warrant, the following terms have the respective meanings set forth below:
          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Initial Closing Date, other than Warrant Stock.
          "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of the Company as of the last day of any month immediately preceding such date, divided by the number of Fully Diluted Outstanding shares of Common Stock as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares) by a firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Holder.

          "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

           "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $.001 per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4.

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "Current Warrant Price" shall mean, sixteen dollars and eighty six cents ($16.86) subject to any adjustments to such amount made in accordance with Section 4 hereof.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.


          "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

          "Expiration Date" shall mean February 15, 2004.

          "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, outstanding on such date, and other options or warrants to purchase, or securities convertible into, including without limitation the shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

           "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose.

          "Initial Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

           "Market Price" per Common Share means the average of the closing bid prices of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System for the National Market, ("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be, for the five (5) trading days immediately preceding the date of determination.

          "Other Property" shall have the meaning set forth in Section 4.4.

          "Outstanding" shall mean, when used with reference to Common
Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Registration Rights Agreement" shall mean the Registration Rights Agreement dated a date even herewith by and between the Company and ADARA Investors LLC, as it may be amended from time to time.

          "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of a date even herewith by and between the Company and ADARA Investors LLC, as it may be amended from time to time.

          "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

          "Transfer Notice" shall have the meaning set forth in Section 9.2.

          "Warrant Issuance Date" shall mean any date on which Warrants are issued pursuant to the Securities Purchase Agreement.

          "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

          "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.   EXERCISE OF WARRANT

          2.1. Manner of Exercise. From and after the Warrant Issuance Date and until 5:00 P.M., New York City time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

          In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment by cash, check or bank draft payable to the Company of the Warrant Price in cash or by wire transfer or cashier's check drawn on a United States bank or by the Holder's surrender of Warrant Stock (or the right to receive such number of shares) having an aggregate Market Price equal to the Warrant Price for all shares then being purchased and
(iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt of the items referred to in clauses (i), (ii) and (iii) above, the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant Price. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          The Holder shall be entitled to exercise the Warrant notwithstanding the commencement of any case under 11 U.S.C. Section 101 et seq.
(the
"Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the Holder's exercise right. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the exercise of the Warrant. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

          2.2. Payment of Taxes and Charges. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof except for income taxes of the Holder relating to this Warrant.
          2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the relevant exercise date.

          2.4. Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 14 of this Warrant. The Company will, at the time of exercise of this Warrant, in whole or in part, upon the request of Holder, acknowledge in writing, in form reasonably satisfactory to Holder, its continuing obligation to afford Holder all such rights; provided, however, that if Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to Holder all such rights.

          2.5. Right to Convert Warrant. The Holder shall have the right to convert, in whole or in part, this Warrant (the "Conversion Right") at any time prior to the expiration of the Exercise Period, into shares of Common Stock in accordance with this Section 2.5, provided that such Conversion Right shall not be available to the Holder in the event that the registration statement filed pursuant to the Registration Rights Agreement covering the Registrable Securities (as defined in the Registration Rights Agreement) is effective. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the Warrant Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the portion of this Warrant being converted at the time the Conversion Right is exercised (determined by subtracting the Warrant Price for the portion of this Warrant being converted (in effect immediately prior to the exercise of the Conversion Right) from the amount obtained by multiplying the number of shares of Common Stock issuable upon the whole or partial exercise of this Warrant, as the case may be, by the Market Price immediately prior to the exercise of the Conversion Right) by (y) the Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

          The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company, exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to the conversion and (ii) a place and date not less than two (2) nor more than twenty (20) Business Days from the date of the Conversion Notice for the closing of such purchase.

          At any closing under this Section 2.5, (i) the Holder will surrender this Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion. If this Warrant shall have been converted only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new Warrants, except that, in case such stock certificates and/or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

3.   TRANSFER, DIVISION AND COMBINATION

          3.1. Transfer. Subject to compliance with Sections 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to
Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney. Upon such surrender, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

          3.2. Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.3. Expenses. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3.

          3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.   ADJUSTMENTS

          The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

          4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

               (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

               (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multi-plied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

          4.2. Certain Other Distributions.
               (a) If at any time prior to the Expiration Date the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                         (i)  cash,

                         (ii) any evidences of its indebtedness, any
               shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securi-ties or Additional Shares of Common Stock), or

                         (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised the Warrant. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

               (b) In case the Company shall issue any Common Stock or any rights, options or warrants to all holders of record of its Common Stock entitling all holders to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share of the Common Stock on the date fixed for such issue, the Current Warrant Price in effect immediately prior to the close of business on the date fixed for such determination shall be reduced to the amount determined by multiplying such Current Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Market Price and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduced amount to become effective immediately after the close of business on the date fixed for such determination. For the purposes of this clause (b), (i) the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company and (ii) in the case of any rights, options or warrants which expire by their terms not more than 60 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Current Warrant Price shall be made until the expiration or exercise of all rights, options or warrants, whereupon such adjustment shall be made in the manner provided in this clause (b), but only with respect to the shares of Common Stock actually issued pursuant thereto. Such adjustment shall be made successively whenever any event specified above shall occur. In the event that any or all rights, options or warrants covered by this clause (b) are not so issued or expire or terminate before being exercised, the Current Warrant Price then in effect shall be appropriately readjusted.

          4.3. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

               (f) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (g) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

               (h) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (i) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Holder and reasonably acceptable to the Company.

          4.4. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate, subject to the Holder's consent, in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.4, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or pur-chase any such stock. The foregoing provisions of this Section 4.4 shallsimilarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

          4.5. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action taken in the ordinary course of the Company's business or any action described in this Section 4, which would have a material adverse effect upon the rights of the Holder, the number of shares of Common Stock and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances, as determined in good faith by an investment bank selected by Holder.

          4.6. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

          4.7. No Voting Rights. This Warrant shall not entitle its Holder to any voting rights or other rights as a shareholder of the Company.

5.   NOTICES TO HOLDER

          5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by an executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.4 or 4.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section
14.2.  The Company shall keep at its office or agency designated pursuant to
Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder, its representatives, or any prospective purchaser of a Warrant designated by the Holder.

          5.2. Notice of Corporate Action.  If at any time

               (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder
(i) at least thirty (30) Business Days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least thirty (30) Business Days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 14.2.

6.   NO IMPAIRMENT

          The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

          From and after the Initial Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

          Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.
          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

          In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.   RESTRICTIONS ON TRANSFERABILITY

          The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

          9.1. Restrictive Legend. The Holder by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until (i) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

          (a) Each certificate for Warrant Stock issuable hereunder shall bear a legend substantially worded as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:

                    "The securities represented by this
               certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The securities may not be offered for sale, sold, assigned, offered, transferred or otherwise distributed for value except (i) pursuant to an effective registration statement under the Act or any state securities laws or (ii) pursuant to an exemption from registration or prospectus delivery requirements under the Act or any state securities laws in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."

          (b) Except as otherwise provided in this Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                    "This Warrant and the securities
               represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be transferred in violation of such Act, the rules and regulations thereunder or any state securities laws or the provisions of this Warrant."

          9.2. Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the Holder shall give five (5) days' prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act or state securities laws. After the Company's receipt of the Transfer Notice and opinion, such Holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and the Warrant issued upon such Transfer shall bear the restrictive legends set forth in
Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act.

          9.3. Required Registration. Pursuant to the terms and conditions set forth in the Registration Rights Agreement, the Company shall prepare and file with the Commission not later than the forty-fifth (45th) day after the Initial Closing Date, a Registration Statement relating to the offer and sale of the Common Stock issuable upon exercise of the Warrants and shall use its best efforts to cause the Commission to declare such Registration Statement effective in accordance with the terms set forth in Section 2(a) of the Registration Rights Agreement.

          9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and applicable state securities laws and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel that such shares may be transferred without registration thereof under the Securities Act and applicable state securities laws. Whenever the restrictions imposed by
Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company upon written request of the Holder, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

                    "THE RESTRICTIONS ON TRANSFERABILITY OF
               THE WITHIN WARRANT CONTAINED IN SECTION 9 HEREOF
               TERMINATED ON ________, 20__, AND ARE OF NO
               FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legends set forth in Section 9.1.

          9.5. Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during the Exercise Period.

10.  SUPPLYING INFORMATION

          The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.  LOSS OR MUTILATION

          Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.  OFFICE OF THE COMPANY

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant, such office to be initially located at 4275 Executive Square, Suite #510, La Jolla, California 92037, fax: (858) 646-7414, provided, however, that the Company shall provide prior written notice to Holder of a change in address no less than thirty (30) days prior to such change.

13.  LIMITATION OF LIABILITY

          No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

14.  MISCELLANEOUS

          14.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Expiration Date. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any direct and indirect losses, damages, costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          14.2. Notice Generally. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

(a)  if to the Company, to:        Cybertel, Communications Corp.
                         4275 Executive Square, Suite #510
                         La Jolla, California  92037
                         Attention:  Richard D. Mangiarelli
                         Tel:  (800) 645-5557
                         Fax: (858) 646-7414

     with a copy to:               Leonard W. Burningham, Esq.
                         455 East 500 South, Suite #205
                         Salt Lake City, Utah  84111
                         Tel:  (801)  363-7411
                         Fax: (801)  355-7126

(b)  if to the Purchaser to:       ADARA Investors LLC
                         WEC Asset Management LLC
                         110 Colabaugh Pond Road
                         Croton-on-Hudson, New York  10520
                         Attention:  Daniel J. Saks
                         Tel:  (914) 271-2211
                         Fax: (914) 271-0889

     with a copy to:               Pryor Cashman Sherman & Flynn LLP
                         410 Park Avenue
                         New York, New York  10022
                         Attention:  Mark Saks, Esq.
                         Tel:  (212) 326-0140
                         Fax:  (212) 326-0806

   The Company or the Holder may change the foregoing address by notice given pursuant to this Section 14.2.

          14.3. Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant.

          14.4. Remedies. Holder in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          14.5. Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

          14.6. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived only with the prior written consent of the Company and the Holder.

          14.7. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          14.8. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          14.9. Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws. The Company consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Warrant or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.


       [Remainder of page intentionally blank, signature page follows]


     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  February 15, 2000


                              CYBERTEL, COMMUNICATIONS CORP.



                              By:/s/ Richard D. Mangiarelli
                                 -----------------------------
                                 Name: Richard D. Mangiarelli
                                 Title:   President

Attest:


By:/s/ Paul J. Mills
   ------------------------
    Name: Paul J. Mills
    Title: Secretary


                                  EXHIBIT A

                              SUBSCRIPTION FORM

                [To be executed only upon exercise of Warrant]


The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ------ Shares of Common Stock of Cybertel, Communications Corp., and herewith makes payment therefor in cash or by check or bank draft made payable to the Company, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ------------- whose address is ----------------- and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                              -------------------------------
                              (Name of Registered Owner)


                              -------------------------------
                              (Signature of Registered Owner)


                              -------------------------------
                              (Street Address)


                              -------------------------------
                              (City)     (State)  (Zip Code)



     NOTICE:   The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                  EXHIBIT B

                               ASSIGNMENT FORM


          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

     Name and Address of Assignee            No. of Shares of
                                             Common Stock





     and does hereby irrevocably constitute and appoint ---------
---------------- attorney-in-fact to register such transfer on the books of Cybertel, Communications Corp., maintained for the purpose, with full power of substitution in the premises.


     Dated:------------------           Print Name:-------------------

                                        Signature:--------------------

                                        Witness:----------------------



     NOTICE:   The signature on this assignment must correspond with the
name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                  EXHIBIT C

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER HEREOF TO THE COMPANY OF AN OPINION OF COUNSEL STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE.

                        CYBERTEL, COMMUNICATIONS CORP.

                     SUPPLEMENTAL WARRANT TO PURCHASE 6%
                     CONVERTIBLE SERIES A PREFERRED STOCK
                    AND WARRANTS TO PURCHASE COMMON STOCK

               The Transferability of this Supplemental Warrant
                   Is Restricted as Provided in Section 2.

Void after November 15, 2000  Right to Purchase 2,000 Shares of Convertible
                              Series A Preferred Stock and Warrants to
                              Purchase 150,000 Shares of Common Stock

                                   PREAMBLE

     CYBERTEL, COMMUNICATIONS CORP. (the "Company"), a Nevada corporation, hereby certifies that, for value received, ADARA INVESTORS LLC, whose address is One World Trade Center, Suite 4563, New York, New York 10048, or its registered assigns (hereinafter, the "Registered Holder"), is, subject to the terms set forth herein, entitled to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on the date nine (9) months from the date hereof (such time, the "Expiration Time"), up to (i) two thousand (2,000) fully paid and non-assessable shares of the Company's Convertible Series A Preferred Stock with such terms as set forth in the Certificate of Designations substantially in the form of Exhibit A to the Securities Purchase Agreement (as defined below), par value $.001 per share, stated value one thousand dollars ($1,000) per share (the "Series A Preferred Stock") at the purchase price per share of one thousand ($1,000) and (ii) warrants (the "Stock Purchase Warrants") to purchase seventy-five thousand (75,000) shares of common stock, par value $.001 per share (the "Common Stock") for each one thousand (1,000) shares of Series A Preferred Stock purchased hereunder. For purposes of this Supplemental Warrant the aggregate price paid by the Registered Holder for the Series A Preferred Stock and the Warrants, as applicable, is referred to herein as the "Purchase Price".

     Subject to the terms set forth herein from time to time beginning ninety
(90) days after the date on which the registration statement covering the Securities is declared effective by the Commission and ending at the Expiration Time at the election of the Company upon delivery of a Supplemental Exercise Notice to the Registered Holder, the Registered Holder shall at any time or from time to time before the Expiration Time be required to exercise this Warrant and purchase up to two thousand (2,000) shares of Series A Preferred Stock and Stock Purchase Warrants to purchase up to one hundred fifty thousand (150,000) shares of Common Stock (minus any such shares of Series A Preferred Stock and Stock Purchase Warrants previously purchased hereunder), at the Purchase Price; provided, that, the Registered Holder shall not be required to exercise and purchase any such shares if at any time from and after the delivery to the Registered Holder of the Supplemental Exercise Notice through the Supplemental Closing Date (the "Interim Period") any of the Closing Conditions (as defined below) shall not have been satisfied.

     This Warrant is the Supplemental Warrant (the "Supplemental Warrant") to purchase up to two thousand (2,000) shares of Series A Preferred Stock and Stock Purchase Warrants to purchase up to one hundred fifty thousand (150,000) shares of Common Stock issued pursuant to the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of February 15, 2000, by and between the Company and ADARA Investors LLC. The Securities Purchase Agreement contains certain additional terms that are binding upon the Company and each Registered Holder of this Supplemental Warrant. A copy of the Securities Purchase Agreement, including the Exhibits thereto, may be obtained by any Registered Holder of the Supplemental Warrant from the Company upon written request. Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement, including the Exhibits thereto.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

     (b) The term "Common Stock" includes all shares of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of a contingency).

     (c) The term the "Supplemental Exercise Notice" shall mean a written notice delivered not less than ten (10) business days nor more than twenty
(20) business days prior to the Supplemental Closing Date which sets forth the number of shares of Series A Preferred Stock and the number of shares of Common Stock purchasable pursuant to the Stock Purchase Warrant.

     (d) The term the "Supplemental Closing Date" shall mean the date specified in a duly delivered Supplemental Exercise Notice.

     (e) The term "Major Transaction" shall be deemed to have occurred at such time as any of the following events: (i) the consolidation, merger or other business combination of the Company with or into another person (other than (A) pursuant to migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (B) a consolidation, merger or other business combination in which the Company is the surviving entity and holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power necessary to elect a majority of the members of the board of directors of the Company); (ii) the sale or transfer of all or substantially all of the Company's assets; or (iii) consummation of a purchase, tender or exchange offer made to the holders of more than thirty percent (30%) of the outstanding shares of Common Stock.

     (f) The term "Material Adverse Change" means any change, event, result or happening involving, directly or indirectly, the Company or any of its subsidiaries resulting in a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

     (g) The term "Other Securities" refers to any class of shares (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Supplemental Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of the Supplemental Warrant, in lieu of or in addition to the shares of Series A Preferred Stock and Stock Purchase Warrants, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of the Series A Preferred Stock or Stock Purchase Warrants or Other Securities.

     (h) The term "Triggering Event" shall be deemed to have occurred at such time as any of the following events: (i) the failure of the Initial Registration Statement to be declared effective by the Securities and Exchange Commission on or prior to the Effectiveness Deadline; (ii) while the Initial Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Initial Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Series A Preferred Stock for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of such holders of Registrable Securities; (iii) the suspension from listing or the failure of the Common Stock to be listed on the OTC Bulletin Board, the Nasdaq SmallCap Market, the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of five (5) consecutive days; (iv) the Company's notice to any holder of Series A Preferred Stock, including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of Series A Preferred Stock into shares of Common Stock; (v) if the Closing Bid Price (as defined in Section G of Exhibit A to the Securities Purchase Agreement) for the Common Stock shall be less than eight dollars ($8.00) per share at any time during the Interim Period; (vi) the Company's stockholders shall not have authorized and approved the transactions contemplated by the Securities Purchase Agreement and this Warrant in accordance with applicable law; (vii) a material breach by the Company of any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, this Supplemental Warrant or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby; (viii) if the average daily trading volume of the Common Stock on the OTC Bulletin Board, the Nasdaq SmallCap Market, the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., as applicable, is less than thirty thousand (30,000) shares per day during the thirty (30) trading days prior to the Supplemental Closing Date; or (ix) if Richard D. Mangiarelli is no longer employed by the Company in the position which he served the Company on the Initial Closing Date.

1.   Registration Rights.

     The rights of the holder of this Supplemental Warrant to register the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock purchasable hereunder and the shares of Common Stock issuable upon exercise of the Stock Purchase Warrants purchasable hereunder shall be as stated in the Registration Rights Agreement, which agreement is Exhibit D to the Securities Purchase Agreement.

2.   Restricted Stock.

     If, at the time of any transfer or exchange of this Supplemental Warrant or any shares of Series A Preferred Stock or Stock Purchase Warrants issuable upon exercise of this Supplemental Warrant (other than a transfer or exchange not involving a change in the beneficial ownership of this Supplemental Warrant or any shares of Series A Preferred Stock or Stock Purchase Warrants, as applicable), such Supplemental Warrant, such shares of Series A Preferred Stock or such Stock Purchase Warrants shall not be registered under the Securities Act, and the Company's obligation to transfer such Supplemental Warrant, such shares of Series A Preferred Stock or such Stock Purchase Warrants shall be subject to the provisions of Section 4 of the Securities Purchase Agreement.

3. Exercise of Warrant and Issuance of Shares of Series A Preferred Stock and Stock Purchase Warrants.

     3.1. Exercise in Full. The holder of this Supplemental Warrant shall on the Supplemental Closing Date, provided the Supplemental Exercise Notice is given and the Closing Conditions are satisfied as required below, exercise this Supplemental Warrant in full by surrendering this Supplemental Warrant, with the form of Election to Purchase at the end hereof duly executed by such holder, to the Company in the manner set forth in Section 10 of the Securities Purchase Agreement; provided, that, in no event shall this Supplemental Warrant be exercised after the Expiration Time. The surrendered Supplemental Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount equal to two million dollars ($2,000,000).

     3.2. Partial Exercise. The holder of this Supplemental Warrant shall exercise this Supplemental Warrant in part on any Supplemental Closing Date as set forth by the Company in the Supplemental Exercise Notice, in each case by surrender of this Supplemental Warrant in the manner provided in Subsection 3.1, except that the exercise price shall be calculated by multiplying (a) the number of shares of Series A Preferred Stock as shall be designated by the holder or the Company, as applicable, in the subscription at the end hereof by
(b) one thousand dollars ($1,000) per share of Series A Preferred Stock and, provided, that, in no event shall this Supplemental Warrant be exercised after the Expiration Time. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Registered Holder hereof a new Supplemental Warrant or Supplemental Warrants of like tenor, in the name of the Registered Holder hereof or as such Registered Holder may request, calling in the aggregate on the face or faces thereof for the number shares of Series A Preferred Stock and Stock Purchase Warrants equal to the number of shares of Series A Preferred Stock and Stock Purchase Warrants called for on the face of this Supplemental Warrant minus the number of such shares designated by the Registered Holder in the applicable Election to Purchase.

     3.3. Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Supplemental Warrant, upon the request of the Registered Holder hereof, acknowledge in writing its continuing obligation to afford to such Registered Holder or transferee any rights (including, without limitation, any right to registration of the Company's shares of Common Stock) to which such Registered Holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Supplemental Warrant, provided that if the Registered Holder of this Supplemental Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Registered Holder or transferee any such rights.

     3.4. Supplemental Warrant to Purchase Common Stock. Within three (3) Business Days of any exercise of this Supplemental Warrant, the Company shall issue to the Registered Holder a Stock Purchase Warrant substantially in the form of Exhibit B to the Securities Purchase Agreement to purchase such number of shares of Common Stock as shall equal the product of (x) .075 and (y) the Purchase Price paid by the Registered Holder pursuant to any exercise of this Supplemental Warrant.

4. Delivery of Share Certificates upon Exercise. Following the exercise of this Supplemental Warrant in full or in part, within the time periods and in the manner provided by Section 5(b) of the Securities Purchase Agreement, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Registered Holder hereof, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Series A Preferred Stock to which such Registered Holder shall be entitled on such exercise.

5. Closing Conditions. Notwithstanding anything herein to the contrary, the Company shall not be permitted to deliver a Supplemental Exercise Notice, nor shall the Registered Holder be required to exercise and purchase on a Supplemental Closing Date any shares of Series A Preferred Stock and Stock Purchase Warrants unless in either case each of the following conditions is satisfied: (i) the Initial Registration Statement shall have been declared effective and shall remain effective for a period of at least ninety (90) days and at all times during the applicable Interim Period; (ii) the Closing Bid Price (as defined in Section G of Exhibit A to the Securities Purchase Agreement) for the Common Stock shall not be less than eight dollars ($8.00) per share; (iii) during the period beginning on the original issue date of this Supplemental Warrant and ending on and including the applicable Supplemental Closing Date, there shall not have occurred (A) a public announcement of a Major Corporate Event which has not been abandoned or terminated, (B) a Triggering Event or (C) a Material Adverse Change; (iv) at all times during the period beginning on the original issue date of this Supplemental Warrant and ending on and including the applicable Supplemental Closing Date, the Common Stock shall have been designated on the NASDAQ OTC Bulletin Board, the Nasdaq SmallCap Market or National Market System and shall not have been suspended from trading thereon and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock from so trading; (v) the Company's Articles of Incorporation as amended pursuant to the Articles of Amendment filed pursuant to the Securities Purchase Agreement shall be in full force and effect and shall not have been amended since the original issue date of this Supplemental Warrant; (vi) the representations and warranties of the Company in the Securities Purchase Agreement shall be true and correct as of the date when made and as of the applicable Supplemental Closing Date as though made at that time (except for representations and Supplemental Warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Primary Documents to be performed, satisfied or complied with by the Company at or prior to the applicable Supplemental Closing Date (and the Registered Holder of this Supplemental Warrant shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the applicable Supplemental Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such holder); and (vii) as of the applicable Supplemental Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, the sum of (i) two (2) times the sum of (x) maximum number of shares of Common Stock that could be issuable upon the conversion of the Initial Shares and (y) the maximum number that could be issuable upon conversion of the Additional Shares and (ii) the sum of the number of shares of Common Stock issuable upon exercise in full of the Initial Warrants and the Additional Warrant, in each case without regard to whether the Supplemental Warrant shall have been exercised solely for the purpose of effecting the conversion of Series A Preferred Stock and Exercise of the Stock Purchase Warrants, as applicable.

6. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or By-laws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Supplemental Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Supplemental Warrants, as specified herein and in the Securities Purchase Agreement, against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Shares receivable on the exercise of the Supplemental Warrant above the amount payable therefor on such exercise, and (b) will not effect a subdivision or split up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock.

7.   Notice of Record Date.  In case of

          (a) any taking by the Company of a record of the holders of any class of its securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

          (c) events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Supplemental Warrant a notice specifying (i) the date on which any record is to be taken for the purpose of any such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.


8. Exchange of Supplemental Warrants. On surrender for exchange of any Supplemental Warrant, properly endorsed, to the Company, the Company, at its expense, will issue and deliver to or (subject to Section 2) on the order of the holder thereof a new Supplemental Warrant or Supplemental Warrants of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face or faces thereof for the number of Series A Preferred Stock and Stock Purchase Warrants called for on the face or faces of the Supplemental Warrant or Supplemental Warrants so surrendered.

9. Replacement of Supplemental Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Supplemental Warrant and, in the case of any such loss, theft or destruction of any Supplemental Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Supplemental Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Supplemental Warrant of like tenor.

10. Supplemental Warrant Agent. The Company may, by written notice to each holder of a Supplemental Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Series A Preferred Stock and Stock Purchase Warrants on the exercise of the Supplemental Warrants pursuant to
Section 3, exchanging Supplemental Warrants pursuant to Section 8, and replacing Supplemental Warrants pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

11. Remedies. The Company stipulates that the remedies at law of the holder of this Supplemental Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Supplemental Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

12. Negotiability, Etc. This Supplemental Warrant is issued upon the following terms, to all of which each Registered Holder or owner hereof by the taking hereof consents and agrees:

          (a) subject to the terms of Section 4 of the Securities Purchase Agreement, title to this Supplemental Warrant may be transferred by endorsement (by the Registered Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

          (b) any person in possession of this Supplemental Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Supplemental Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

          (c) until this Supplemental Warrant is transferred on the books of the Company, the Company may treat the Registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Notices. All notices and other communications from the Company to the Registered Holder of this Supplemental Warrant shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation postage prepaid by certified mail return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed, to such address as may have been furnished to the Company in writing by such Registered Holder or, until any such Registered Holder furnishes to the Company an address, then to, and at the address of, the last Registered Holder of this Supplemental Warrant who has so furnished an address to the Company.

14. Miscellaneous. This Supplemental Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Supplemental Warrant is being delivered in the State of New York and, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Nevada, shall be construed and enforced in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. The headings in this Supplemental Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.


       [Remainder of Page Intentionally Blank, Signature Page Follows]


     IN WITNESS WHEREOF, the undersigned have executed this Supplemental Warrant as of February 15, 2000.

                         CYBERTEL, COMMUNICATIONS CORP.

                         By: /s/ Richard D. Mangiarelli
                             ---------------------------
                             Name: Richard D. Mangiarelli
                             Title:   President

ACKNOWLEDGED AND AGREED:

ADARA Investors LLC
By:  WEC ASSET MANAGEMENT LLC, Manager

By: /s/ Daniel J. Saks
    --------------------------
    Name: Daniel J. Saks
    Title:   Managing Director

                                                                Annex A
                         FORM OF ELECTION TO PURCHASE
     The undersigned hereby irrevocably elects to exercise the right, represented by this Supplemental Warrant, to purchase [-----] shares of Series A Preferred Stock and Stock Purchase Warrants to purchase [----] shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in immediately available U.S. dollars to the order of CYBERTEL, COMMUNICATIONS CORP., in the amount of [$--------], all in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Series A Preferred Stock and Stock Purchase Warrants be registered in the name of -------------------------, whose address is --------------------------------- and that such stock certificates and warrants be delivered to ----------------------------,whose address is
----------------------

Dated:

     Name:
           ----------------------------------------
     Signature:
               ------------------------------------
     (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Supplemental Warrant.)


     --------------------------------
     (Insert Social Security or Other
      Identifying Number of Holder)

                                                                  Annex B
                              FORM OF ASSIGNMENT
(To be executed by the Registered Holder if such Holder desires to transfer the Supplemental Warrant.)

     FOR VALUE RECEIVED, -------------------
hereby sells, assigns and transfers unto


------------------------------------
(Please print name and address of transferee)

this Supplemental Warrant, together with all right, title and interest therein, and does so hereby irrevocably constitute and appoint
--------------------- Attorney, to transfer the within Supplemental Warrant on the books of the within-named Company, with full power of substitution.
Dated:

     Name:
          ----------------------------------------
     Signature:
               -----------------------------------
     (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Supplemental Warrant.)


     --------------------------------
     (Insert Social Security or Other
     Identifying Number of Assignee)

                                                                  EXHIBIT D

                        REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 15, 2000 (this "Agreement"), is made by and between CYBERTEL, COMMUNICATIONS CORP., a Nevada corporation (the "Company") and ADARA INVESTORS LLC, a Delaware limited liability company (the "Purchaser").

                             W I T N E S S E T H:

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of the date hereof among the Purchaser and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchaser, (i) three thousand (3,000) shares (the "Initial Shares") of the Company's 6% Convertible Series A Preferred Stock, stated value $1,000 per share (the "Preferred Stock"), (ii) a warrant (the "Initial Warrant") to purchase two hundred twenty-five thousand (225,000) shares of the common stock par value $.001 per share of the Company (the "Common Stock") and (iii) a Supplemental Warrant to purchase up to an additional two thousand (2,000) shares of Preferred Stock (the "Additional Shares" and together with the Initial Shares, collectively, the "Preferred Shares") and warrants to purchase up to one hundred fifty thousand (150,000) shares of Common Stock (the "Additional Warrant" and together with the Initial Warrant, collectively, the "Warrants");

     WHEREAS, pursuant to the terms of the Preferred Shares and the Warrants,
(i) upon the conversion of the Preferred Shares, (ii) in lieu of dividend payments on the Preferred Shares and (iii) upon exercise of the Warrants, the Company will issue to the Purchaser shares of Common Stock (such shares are referred to herein as the "Shares"); and

     WHEREAS, to induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

     1.   Definitions.

          (a) As used in this Agreement, the following terms shall have the following meanings:

               (i) "Effectiveness Deadline" shall have the meaning set forth in section 2(a)(i) hereof.

               (ii) "Filing Deadline" shall have the meaning set forth in
Section 2(a)(i) hereof.

               (iii) "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities relating to the Initial Shares and the Additional Shares and, if applicable, the Series A Preferred Stock.

               (iv) "Purchase Price" means the aggregate purchase price paid by the Purchaser for the Initial Shares, the Additional Shares, the Supplemental Warrant and the Warrants.

               (v) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

               (vi) "Registrable Securities" means the Shares and the Warrants.

               (vii) "Registration Statement" means the Initial Registration Statement and the Warrant Registration Statement.

               (viii) "Warrant Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities relating to the Warrants.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set-forth in the Securities Purchase Agreement.

     2.   Registration.

          a.   Mandatory Registrations.

(i) Initial Registration Statement. The Company shall prepare, and, as soon as practicable but in no event later than forty-five (45) days after the Initial Closing Date (as defined in the Securities Purchase Agreement) (the "Filing Deadline"), file with the Commission an Initial Registration Statement or Initial Registration Statements (as necessary) on Form SB-2, covering the resale of all of the Registrable Securities. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. Any Initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) two and, (y) the sum of (i) the maximum number of Shares that are issuable upon conversion of the Initial Shares and the Additional Shares on the date of filing, and (ii) the maximum number of Shares issuable upon exercise of the Warrants, in each case, without regard to any limitation on any holder's ability to convert any of the Warrants or the Preferred Shares and without regard to whether any or all of such Preferred Shares or Warrants have been issued to Purchaser (on the date calculated, the "Minimum Conversion Amount"). Such Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional Shares as may become issuable upon conversion of such Preferred Shares or exercise of such Warrants
(i) resulting from any adjustment in the applicable Conversion Price of such Preferred Shares or the Exercise Price of such Warrants or (ii) to prevent dilution resulting from stock splits or stock dividends. If at any time the Minimum Conversion Amount exceeds the total number of Shares so registered, the Company shall, within five (5) business days after receipt of a written notice from the Purchaser, either (i) amend the Registration Statement or Registration Statements filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the Commission at that time, to register all of the Shares into which the Initial Shares, the Additional Shares and the Warrants may be converted or exercised, as applicable, or (ii) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement on Form SB-2, or such other appropriate form, to register the number of shares of Common Stock into which the Initial Shares, Additional Shares, and Warrants may be converted or exercised, as applicable, that exceed the number of Shares already registered. The Company shall use its best efforts to have the Initial Registration Statement declared effective within the earliest to occur of (i) ninety (90) days following the Initial Closing Date or (ii) if the Commission elects not to conduct a review of the Initial Registration Statement, the date which is three (3) business days after the date upon which either the Company or its counsel is so notified, whether orally or in writing. The earliest of such dates is referred
to herein as the "Required Effective Date."   Notwithstanding the use of the
terms "Required Filing Date" and "Required Effective Date" herein, the Company shall at all times use its best efforts to file each required Registration Statement or amendment to a Registration Statement as soon as possible after the Closing Date or after the date the Company becomes obligated to file such Registration Statement or amendment, as the case may be, and to cause each such Registration Statement or amendment to become effective as soon as possible thereafter. No securities of the Company other than the Registrable Securities shall be included in any such Registration Statement.

                (ii) The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold,
(ii) the date on which the Registrable Securities (in the opinion of counsel to the Purchaser) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act and (iii) the date which is twenty four (24) months following the date on which the Registration Statement was declared effective (the "Registration Period").

          (b)  Payments by the Company.

               (i)  (A) If the Registration Statement covering the
Registrable Securities is not filed in proper form with the Commission on or prior to the Filing Deadline, (B) if the Registration Statement covering the Registrable Securities is not effective on or prior to the Effectiveness Deadline, (C) if the number of Shares listed for trading on the OTC Bulletin Board or the NASDAQ SmallCap Stock Market, as applicable, or reserved by the Company for issuance shall be insufficient, for any period of five (5) consecutive days at any time after the Effectiveness Deadline, for issuance upon the conversion of the Initial Shares, the Additional Shares and the exercise of the Warrants, or (D) upon the occurrence of a Blackout Event (as described in Section 3(f) or Section 3(g) below), for any period of five (5) consecutive days at any time after the Effectiveness Deadline (each of the events described in clauses (A) through (D) of this paragraph are referred to herein as a "Registration Default"), the Company will make payments to the Purchaser in such amounts and at such times as shall be determined pursuant to this Section 2(b).

               (ii) The amount (the "Periodic Amount") to be paid by the Company to the Purchaser as of each thirty (30) day period during which a Registration Default shall be in effect (each such period, a "Default Period") shall be equal to two percent (2%) of the Purchase Price; provided that, with respect to any Default Period during which the relevant Registration Defaults shall have been cured, the Periodic Amount shall be pro rated for the number of days during such period during which the Registration Defaults were pending; and provided, however, that the payment of such Periodic Amounts shall not relieve the Company from its continuing obligations to register the Warrants and Shares pursuant to Section 2(a).

               (iii) Each Periodic Amount shall be payable by the Company in cash or other immediately available funds to the Purchaser monthly, without demand therefor by the Purchaser.

               (iv) The parties acknowledge that the damages which may be incurred by the Purchaser if the Registration Statement is not filed by the Filing Deadline, if the Registration Statement has not been declared effective by the Effectiveness Deadline, or if the provisions of Section 3(e) or 3(f) become applicable, may be difficult to ascertain. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

          (c) Piggyback Registration. (i) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a Registration relating solely to employee share option plans or pursuant to an acquisition transaction on Form S-4, the Company will:

                    (A) provide to the Purchaser written notice thereof as soon as practicable prior to filing the Registration Statement; and

                    (B) include in such Registration Statement and in any underwriting involved therein, all of the Registrable Securities specified in a written request by the Purchaser made within fifteen (15) days after receipt of such written notice from the Company.

     (ii) If the Registration is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to this Section. In such event, the rights of the Purchaser hereunder shall include participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. To the extent that the Purchaser proposes to distribute its securities through such underwriting, the Purchaser shall (together with the Company and any other security holders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter of such underwriting determines that marketing factors require a limitation of the number of shares to be offered in connection with such underwriting, the managing underwriter may limit the number of Registrable Securities to be included in the Registration and underwriting (provided, however, (a) the Registrable Securities shall not be excluded from such underwritten offering prior to any securities held by officers and directors of the Company or their affiliates, (b) the Registrable Securities shall be entitled to at least the same priority in an underwritten offering as any of the Company's existing security holders, and (c) the Company shall not enter into any agreement that would provide any security holder with priority in connection with an underwritten offering greater than the priority granted to the Purchaser hereunder). The Company shall so advise any of its other security holders who are distributing their securities through such underwriting pursuant to their respective piggyback registration rights, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Purchaser and all other security holders of the Company in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Purchaser and such other security holders at the time of the filing of the registration statement. If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company. Any Registrable Securities so excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          (d) Eligibility for Form SB-2. The Company represents and warrants that it meets all of the requirements for the use of Form SB-2 for the Registration, of the sale by the Purchaser of the Registrable Securities and any transferee who purchases the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner, and shall take such other actions as may be necessary to maintain such eligibility for the use of Form SB-2.

          (e) Priority in filing. From the date hereof until one hundred eighty (180) days following the effective date of the Initial Registration Statement pursuant to Section 2(a) of this Agreement, the Company shall not permit the registration of any of its securities under the Securities Act to become effective, other than those covered by this Agreement, without the prior written approval of the Purchaser. The foregoing notwithstanding, the Company may permit a registration statement to be filed or to become effective during the foregoing period provided that such registration statement relates to a firm commitment underwritten offering of the Company's securities that provides the Company with at least ten million dollars ($10,000,000).

     3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

          (a) Prepare and file with the Commission the Registration Statements required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which the Purchaser and its counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities and all of the Warrants of the Company covered by the Registration Statement until such time as all of such Registrable Securities and all of such Warrants have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (b) Furnish to the Purchaser, if the Registrable Securities of the Purchaser are included in the Registration Statement, and its legal counsel identified to the Company, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of its Registrable Securities and Warrants;

          (c) Furnish to the Purchaser and its counsel copies of any correspondence between the Company and the Commission with respect to any registration statement or amendment or supplement thereto filed pursuant to this Agreement;

          (d) Use all best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction;

          (e) List such securities on the OTC Bulletin Board and all the other national securities exchanges on which any securities of the Company are then listed, and file any filings required by the OTC Bulletin Board and/or such other exchanges.

          (f) As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement of omission, and to deliver a number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request;

          (g) As promptly as practicable after becoming aware of such event, notify the Purchaser who holds Warrants or Registrable Securities being sold (or, in the event of an underwritten offering, the underwriters) of the issuance by the Commission or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

          (h) As promptly as practicable after becoming aware of such event, notify the Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness (the occurrence of any of the events described in paragraphs (f) and (g) of this Section 3 is referred to herein as a "Blackout Event");

          (i) During the period commencing upon (i) the Purchaser's receipt of a notification pursuant to Section 3(f) above, or (ii) the entry of a stop order or other suspension of effectiveness of the Registration Statement described in Section 3(g) above, and ending at such time as (y) the Company shall have completed the applicable filings (and if applicable, such filings shall have been declared effective) and shall have delivered to the Purchaser the documents required pursuant to Section 3(f) above, or (z), such stop order or other suspension of the effectiveness of the Registration Statement shall have been removed, the Company shall be liable to remit the payments required to be paid pursuant to Section 2(b) above;

          (j) If the offering is underwritten, at the request of a Purchaser, to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to any Purchaser selling Registrable Securities in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that
(A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and
(B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (ii) a letter dated such date from the Company's independent public accountants addressed to the underwriters and to the Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and

          (k) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request, and registered in such names as the Purchaser may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchaser) an appropriate instruction and opinion of such counsel.

     4. Obligations of the Purchaser. In connection with the registration of the Registrable Securities, the Purchaser shall have the following obligations:

          (a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchaser of the Warrants and the Registrable Securities pursuant to the Registration Statement.

          (b) Furnish to the Company such information regarding itself, the Warrants and Registrable Securities held by it, and the intended method of disposition of the Warrants and the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Warrants and such Registrable Securities, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Purchaser of the information the Company included in the Registration Statement.

          (c) The Purchaser, by its acceptance of the Warrants or Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

          (d) The Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g) above, it will immediately discontinue disposition of its Warrants or Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) shall be furnished to the Purchaser.

     5. Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, and the fees of one counsel to the Purchaser, up to a maximum of $3,000, with respect to each Registration Statement filed pursuant hereto, shall be borne by the Company.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) The Company will indemnify and hold harmless the Purchaser, each of its officers, directors, shareholders and members, and each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of Section 6(b) below, reimburse the Purchaser, promptly as such expenses are incurred and are due and payable, for any legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which the Purchaser is a party), incurred by it in connection with the investigation or defense of any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claim arising out of or based upon a modification which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Section 9. The Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Purchaser, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6.

          (b)  Promptly after receipt by an Indemnified Person under this
Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchaser, and such legal counsel shall be selected by the Purchaser. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this
Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

          (d) Notwithstanding the foregoing, to the extent that any provisions relating to indemnification or contribution contained in the underwriting agreements entered into among the Company, the underwriters and the Purchaser in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreements shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this Section 6(d), the Purchaser, its officers, directors, shareholders, members or any person controlling the Purchaser is or are held liable with respect to any Claim for which they would be entitled to indemnification hereunder but for this Section 6(d) in an amount which exceeds the aggregate proceeds received by the Purchaser from the sale of Registrable Securities included in a registration pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse the Purchaser for such Excess Liability.

     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing, (a) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro-rata allocation (even if the Purchaser and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

     8.   Reports Under Exchange Act.

          With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144;

               (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (iii) furnish to the Purchaser so long as the Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

     9. Assignment of the Registration Rights. The rights to have the Company register Warrants or Registrable Securities pursuant to this Agreement shall be automatically assigned by Purchaser to any transferee of all or any portion of the Initial Shares, Additional Shares, Warrants or the underlying Common Stock held by Purchaser if: (a) Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant Securities complies with the restrictions set forth in Section 4 of the Securities Purchase Agreement.

     10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Purchaser and the Company.

     11.  Miscellaneous.

          (a) A person or entity is deemed to be a holder of Warrants or Registrable Securities whenever such person or entity owns of record such Warrants or Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Warrants or Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Warrants or Registrable Securities.

          (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

COMPANY:            Cybertel, Communications Corp.
                    4275 Executive Square, Suite #510
                    La Jolla, California  92037
                    Attention:  Richard D. Mangiarelli
                    Tel:  (800) 645-5557
                    Fax: (858) 646-7414


                    With a copy to:

                    Leonard W. Burningham, Esq.
                    455 East 500 South, Suite #205
                    Salt Lake City, Utah  84111
                    Tel:  (801)  363-7411
                    Fax: (801)  355-7126


PURCHASER:          ADARA Investors LLC
                    WEC Asset Management LLC
                    110 Colabaugh Pond Road
                    Croton-on-Hudson, New York  10520
                    Attention:  Daniel J. Saks
                    Tel:  (914) 271-2211
                    Fax: (914) 271-0889
                    With a copy to:

                    Pryor Cashman Sherman & Flynn LLP
                    410 Park Avenue, 10th Floor
                    New York, New York  10022
                    Attention:  Mark Saks, Esq.
                    Tel:  (212) 326-0140
                    Fax:  (212) 326-0806

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Nevada. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.
This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure for the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (h) The Company acknowledges that any failure by the Company to perform its obligations under Section 2(a), or any delay in such performance could result in direct damages to the Purchaser, and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay. Nothing herein shall limit the Purchaser's right to pursue any claim seeking such direct damages.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned.

                         "COMPANY"

                         CYBERTEL, COMMUNICATIONS CORP.


                         By: /s/ Richard D. Mangiarelli
                             ------------------------------
                              Name: Richard D. Mangiarelli
                              Title: President


                         "PURCHASER"


                         ADARA Investors LLC
                         By:  WEC ASSET MANAGEMENT LLC, Manager


                         By: /s/ Daniel J. Saks
                             -------------------------------

                              Name:  Daniel J. Saks
                              Title:  Managing Director

                                                                  EXHIBIT E


                          [FORM OF OPINION OF COUNSEL]


                                   February 15, 2000


ADARA Investors LLC
c\o WEC Asset Management LLC
One World Trade Center
New York, New York  10048


                     Re:  CYBERTEL, COMMUNICATIONS CORP.


Dear Sirs:

          This opinion is delivered to you pursuant to a Securities Purchase Agreement (the "Purchase Agreement") dated as of February 15, 2000, between ADARA Investors LLC, Delaware limited liability company (the "Purchaser") and CYBERTEL, COMMUNICATIONS CORP., a Nevada corporation (the "Company"), in connection with the sale by the Company and purchase by the Purchaser of the Company's Initial Shares, Initial Warrants and Supplemental Warrant (as such terms are defined in the Purchase Agreement). All capitalized terms not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

          We have examined and are familiar with the Certificate of Incorporation and By-laws of the Company any and all amendments thereto. We have also examined and are familiar with the Primary Documents and any and all other instruments executed and delivered by or on behalf of the Company in connection with the Purchase Agreement and the transactions contemplated thereunder. In addition to the foregoing, we have examined such minutes and other corporate proceedings of the Company and such matters of law, documents and certificates of public officials as we have deemed necessary in rendering our opinion. In all such examinations, we have assumed the genuineness of all the signatures on original documents and the conformity to original and certified documents of all copies submitted to us as conformed or photostatic copies.

          Based upon the foregoing, we are of the opinion that:

          1. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted and is duly qualified and in good standing as a foreign corporation in, and is authorized to do business under the laws of, each jurisdiction where the character of the properties owned or leased by it or the transaction of its business makes such qualification or authorization necessary and in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole.

          2. The authorized and issued and outstanding capital stock of the Company are as stated in Section 3(b) of the Purchase Agreement. All shares of the outstanding capital stock of the Company have been validly issued and are fully paid and non-assessable. To our knowledge, Schedule 3 (b) of the Purchase Agreement accurately sets forth the information to be provided therein pursuant to Section 3 (b) of the Purchase Agreement.

          3. The issuance by the Company of the Initial Shares, Initial Warrants and Supplemental Warrant (collectively, the "Initial Securities"), the Additional Shares and Additional Warrants (collectively, the "Additional Securities") and the shares of Common Stock issuable upon conversion of, or in lieu of dividend payments on, the Initial Shares and Additional Shares and exercise of the Initial Warrants and Additional Warrants (collectively, the "Shares") have been duly authorized and the Initial Securities have been validly issued and the consideration to be paid therefor under the Purchase Agreement has been fully paid. The Common Stock issuable upon conversion of, or in lieu of dividend payments on, the Preferred Stock, and upon exercise of the Warrants, when issued in accordance with the Primary Documents, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder. There are no preemptive rights of any stockholder of the Company to acquire any of the Initial Securities, the Additional Securities or the Shares (collectively, the "Collective Securities").

          4. The Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended. The Company has duly filed all materials and documents required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act, if any, through the date hereof (prior to the offer and sale of the Securities). The Common Stock is listed and traded on quoted on the over-the-counter bulletin board, and to our knowledge there is no pending or contemplated action or proceeding of any kind to suspend the trading of the Common Stock.

          5. The Company has the requisite corporate power and authority to enter into the Purchase Agreement and to issue and deliver the Collective Securities.

          6. The Primary Documents and the transactions contemplated thereby, have been duly and validly authorized by the Company and are legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity. The Certificate of Designation has been duly executed and filed by the Company with the Secretary of State of the State of Nevada in accordance with the General Corporation Law of the State of Nevada and has been accepted for filing with the Secretary of State.

          7. The execution and delivery of the Primary Documents and the consummation by the Company of the other transactions contemplated thereby, does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-laws of the Company, or, to our knowledge, (i) any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they or any of their properties or assets are bound, or (ii) any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or United States Federal or state regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company, its subsidiaries, or any of their properties or assets. Except as set forth on Schedule 3(h) to the Purchase Agreement, neither the filing of the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement nor the offering or sale of the Collective Securities gives rise to any rights for or relating to the registration of any shares of the Common Stock.

          8. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of the Primary Documents by the Company.

          9. To our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents.

          10. To our knowledge, neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, covenant or condition contained in any material indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

          11. Subject to the accuracy of the Purchaser's representations and warranties set forth in Section 2 of the Purchase Agreement, the offer, sale and issuance of the Securities and the other securities as contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act.

     I am a member of the Bar of the State of Utah. I call your attention to the fact that the Purchase Agreement is stated therein to be governed by the State of New York and that I am not a member of the Bar of the State of New York. I express no opinion as to the enforceability of the choice of law provisions of such documents under New York law. The enforceability opinions contained herein are given on the assumption that the internal laws (as opposed to conflict of law provisions) of the State of New York are identical to those of the State of Utah. This opinion is based solely upon the foregoing state laws and the laws of the United States as currently in effect.

                                             Very truly yours